As filed with the Securities and Exchange Commission on March 6, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust

(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Christopher M. Graff

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

DECEMBER 31, 2022
ANNUAL
Report
THE RMB FAMILY OF FUNDS

RMB Fund
RMB Mendon Financial Services Fund
RMB International Fund
RMB Japan Fund
RMB Small Cap Fund
RMB SMID Cap Fund

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund
For the year ended December 31, 2022, the RMB Fund (the “Fund”) (Class A shares) underperformed the benchmark, returning -21.20% (net of fees), compared with the S&P 500 Index total return of  -18.11% for the same period. Drilling further into performance from a traditional attribution perspective, the Fund’s underperformance relative to the S&P 500 was all driven by negative sector allocation with minimal impact from stock selection. The Energy, Health Care and Industrials sectors were notable detractors from performance, partially offset by positive contribution in the Consumer Discretionary and Information Technology sectors.
In reviewing 2022 financial markets, there were very few places to hide from negative returns. Most notably, domestic stocks and bonds both declined significantly as the diversification benefits from holding a mix of stocks and bonds did not work to provide downside protection. The yield on the U.S. 10-year Treasury rose from 1.50% to 3.88%, one of the more dramatic historical increases and on the heels of fairly low interest rates for over a decade post the Global Financial Crisis of 2008-2009. The surge in inflation that we first saw last year persisted to levels that the U.S. had not seen since the early 1980’s! The Fed’s belief that inflation would be “transitory” had to be abandoned in favor of an aggressive rate hiking cycle to try and dampen inflation which exceeded 9% year-over-year by mid-summer. The Fed’s policy decision to wait too long to raise rates, along with unprecedented fiscal stimulus in 2020 and 2021, ultimately were two principal factors that led to the inflation problem the country experienced this year. Lagging supply chain issues and the war in Ukraine threw fuel on the fire. We believe that we’ve likely seen peak inflation and it will be tamed in 2023, although it may be difficult to get all the way down to the Fed’s 2% long term inflation target by year end. The rate hikes are already having an impact on economic growth, and consensus is for some level of economic contraction this year. We tend to agree that it does seem more likely than not that the U.S. will enter a recession, although we have a hard time opining on the hard vs soft landing debate, i.e. the severity and duration of a downturn. The starting point of an extremely tight domestic labor market (mid 3% unemployment) might make inflation stickier that it would otherwise be in a typical downturn, but also make a recession less impactful to the average worker in terms of job losses. There are few similar points in past economic history to draw upon, making it even more difficult for economists to forecast what’s most likely to happen in the next 12-24 months.
U.S. corporations enter this uncertain period in relatively good shape, and we see signs that they are proactively taking steps for a recession. Earnings recovered substantially in 2021, off 2020’s pandemic depressed levels, and grew an estimated additional 3% in 2022, largely driven by strength in the Energy sector. Forward earnings estimates have been declining in the second half of 2022 and we believe that 2023 estimates are likely still too high. We wouldn’t be surprised to see forward earnings estimates fall further during the fourth quarter earnings season that is about to get underway. Wall Street analysts are notorious for missing inflection points, and bottom-up estimates are likely still too optimistic. With an estimated 3% growth in S&P 500 earnings in 2022, the S&P 500’s price-to-earnings (“P/E”) ratio declined nearly 22% (about 5 points) which can largely be attributed to the rise in interest rates and worries about future earnings power. Long term expectations for interest rates influence the discount rate on which stocks are valued, with P/E multiples being loosely defined as the inverse of the long-term discount rate, adjusted for a 3-4% equity risk premium. When we penned this letter at the end of last year, we saw downside risk in the market’s historically high multiple and we certainly saw that play out in 2022. While there could be more downwards bias to the market multiple depending on where interest rates move, underlying earnings power for 2023 and 2024 could be more influential on where market indexes go this year. We think quality companies with resilient business models that have secular growth stories could be more resilient than cyclicals, but time will tell. Above average volatility and so called “bear market rallies” seem highly likely.
U.S. corporate earnings, which is the biggest long-term driver of stock prices, recovered substantially in 2021, but plateaued in 2022 and are likely to contract in 2023 if the economy falters as seems likely. Valuations on stocks look neither expensive nor cheap compared to history. Today the market is trading at 16.7x 2023 and 15.1x 2024 earnings estimates versus a very long-term average around 16x. As we mentioned earlier, we think there could be further downwards revisions to current estimates which would make the forward multiple higher. Typically, it’s hard for stocks to sustainably rise when forward estimates are being lowered, but once the market feels like they’ve bottomed and better growth lies ahead, it can rally. The stock market is a forward discounting mechanism after all. Interest rates and how they affect the discount rate is another important factor in market valuations. With the 10-year Treasury well off its fourth quarter peak, perhaps market rates have peaked for this cycle. Another rate phenomenon worth mentioning is the spread between short term rates and long-term rates today. During 2022, there were instances in which the interest rate on the 10 year U.S. Treasury bond was less than the interest rate on shorter term U.S. Treasury bills, such as the 3 month and 2 year Treasury bill. This is referred to as an inverted yield curve, and it has historically signaled that a recession is on the horizon and it’s hard to argue with what the bond market implies. Whether this means that we will actually get outright rate cuts from the Fed later this year or that the Fed will need to hold rates high to squash inflation is central to the debate on where market indices may head in 2023. No matter what ultimately happens, we think there will be a fair amount of market volatility in both directions as this plays out.
As always, while we may opine on our view of the overall market, we do not pretend to have any ability to predict where the market is heading in the short or intermediate term. It’s a very difficult, if not impossible, task to add value by timing the market. We think it’s prudent to keep return expectations modest for the next few years, although after the market decline in 2022 the risk-reward over a 3-5 year horizon has improved. As a reminder, the starting point makes a big difference to how returns compound. We continue to focus the Fund’s efforts on owning companies with good secular growth prospects, strong economic moats, underleveraged balance sheets, and superior management teams. These are companies we believe can compound value for shareholders for years into the future. The opportunities to find high-quality growth companies selling at attractive valuations is not abundant, but we will continue to use our “bottom-up” search to optimize the Fund. If we adhere to our disciplined investment process and manage portfolio risk, we

RMB FUND

RMB Fund PORTFOLIO INVESTMENTS

aim to continue to add value to market returns in subsequent years. We’d like to wish everyone a happy new year and a sincere thank you for the continued trust you place in us to manage your assets. If you have any questions, please do not hesitate to contact us.
Sectors	% of net assets
Information Technology	29.4%
Financials	17.1%
Health Care	16.4%
Consumer Discretionary	13.8%
Communication Services	6.6%
Consumer Staples	6.1%
Industrials	4.1%
Real Estate	3.5%
Materials	2.8%
99.8%
Cash & Other Assets, Less Liabilities	0.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Microsoft Corp.	7.5%
Alphabet, Inc. — Class A	5.2%
Visa, Inc. — Class A	3.9%
Apple, Inc.	3.7%
Danaher Corp.	3.6%
Keurig Dr. Pepper, Inc.	3.2%
CDW Corp.	3.1%
Dollar General Corp.	3.0%
Diageo PLC — ADR	2.9%
UnitedHealth Group, Inc.	2.8%
38.9%

TOTAL RETURN† (Through December 31, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	S&P 500® Index Total Return*	Russell 3000® Index Total Return*
Class A
One year	-25.14%	-21.20%	-18.11%	-19.21%
Three years	4.11%	5.90%	7.66%	7.07%
Five years	8.50%	9.62%	9.42%	8.79%
Ten years	9.79%	10.35%	12.56%	12.13%
Class C
One year	-22.51%	-21.81%	-18.11%	-19.21%
Three years	5.10%	5.10%	7.66%	7.07%
Five years	8.80%	8.80%	9.42%	8.79%
Ten years	9.52%	9.52%	12.56%	12.13%
Class I
One year	-21.02%	-21.02%	-18.11%	-19.21%
Three years	6.15%	6.15%	7.66%	7.07%
Five years	9.88%	9.88%	9.42%	8.79%
Since inception (02/01/17)	11.77%	11.77%	11.22%	10.57%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.12%, for Class C is 1.87% and Class I is 0.87% as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund
For the year ended December 31, 2022, the RMB Mendon Financial Services Fund (the “Fund”) Class A shares returned -19.00% (net of fees), versus the NASDAQ Bank Index Total Return (the “Benchmark”) return of  -16.28%. Relative to the Benchmark, the Fund was underweight mid-cap holdings ($5B to $50B market cap), which was the main detractor of the Fund’s returns against the Benchmark, and the Fund was overweight small-cap holdings ($1B to $5B market cap) where the Fund’s performance lagged the Benchmark. Some of this underperformance was attributable to holdings of non-traditional banks where there was greater volatility in 2022.
After strong outperformance for Financials in 2021 (especially the latter part of the year), 2022 witnessed the sector trading in line with the weakness of the overall market, despite improving fundamentals. Although historically bank’s returns and subsequent valuations have fared much better in rising rate environments, the market narrative has quickly moved beyond recognizing the benefit of higher rates for spread lenders to imputing an immediate U.S. recession that includes severe credit deterioration and fear of all the bad things that are still in our collective consciousnesses from the Global Financial Crisis.
Macroeconomic factors roiled markets in 2022, dominated by the Federal Reserve’s monetary policy. In a year where the Fed Funds target rate started at basically zero, the Fed raised rates by 425 basis points, mostly in increments of 75 basis points at a time, while also shifting from quantitative easing to quantitative tightening. Throughout the year, the market was concerned about inflation and the Fed causing a recession by raising rates too aggressively. The steeply inverted yield curve caused by these moves certainly reinforced this narrative.
Looking forward, we are constructive on our current holdings as we own a portfolio of companies that should do well whether on offense or defense. Large cap banks face higher regulatory scrutiny going forward and will be subject to nationwide financial trends, so we largely avoid them. We think that dispersion in small and mid-cap banks will be very wide in 2023, allowing active stock pickers meaningful opportunities that indexes will not be able to capitalize upon. Owning banks in specific U.S. regions continues to be a tenet of the Fund. Many, if not all, of our holdings have optionality that will allow them to thrive regardless of which direction the economy takes. In our view, a big change has happened to the sector post-Global Financial Crisis. We define optionality as a company that has multiple ways to win — it can increase shareholder value either by being a buyer, a seller, or a high-performing standalone company.
While there continues to be uncertainty to the path of the Fed, interest rates and the economy, we believe our strong relationships and countless meetings with bank management teams, their bankers, regulators and other industry participants provide us a real time, bottom-up view that informs our investment posture so that we can take advantage of the disconnects we see between market expectations and our proprietary research. Our deep industry experience helps give us context and allows us to form independent opinions outside of consensus that have enabled us to add value for our shareholders over the long-term.

RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

Industries	Long %	Short Options %	% of net assets
Banks	93.7%	-0.1%	93.6%
Thrifts & Mortgage Finance	4.0%	0.0%	4.0%
Information Technology Services	1.1%	0.0%	1.1%
Diversified Financials	1.0%	0.0%	1.0%
	99.8%	-0.1%	99.7%
Cash & Other Assets, Less Liabilities	0.3%	0.0%	0.3%
Total	100.1%	-0.1%	100.0%
Top 10 Common Stock Holdings	% of net assets
Equity Bancshares, Inc. — Class A	6.8%
First Bancshares, Inc. (The)	5.7%
Business First Bancshares, Inc.	5.1%
Byline Bancorp, Inc.	4.8%
USCB Financial Holdings, Inc.	4.6%
Veritex Holdings, Inc.	4.5%
First Interstate BancSystem, Inc. — Class A	4.5%
Origin Bancorp, Inc.	4.0%
FB Financial Corp.	3.3%
Coastal Financial Corp.	3.3%
46.6%

TOTAL RETURN† (Through December 31, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with max. sales charge or CDSC^	with no sales charges or CDSC^	NASDAQ Bank Index Total Return*
Class A
One year	-23.05%	-19.00%	-16.28%
Three years	4.31%	6.11%	3.44%
Five years	2.95%	4.01%	2.90%
Ten years	11.78%	12.36%	10.51%
Class C
One year	-20.27%	-19.59%	-16.28%
Three years	5.31%	5.31%	3.44%
Five years	3.23%	3.23%	2.90%
Ten years	11.52%	11.52%	10.51%
Class I
One year	-18.80%	-18.80%	-16.28%
Three years	6.37%	6.37%	3.44%
Five years	4.27%	4.27%	2.90%
Since inception (02/01/17)	5.76%	5.76%	3.71%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.27%, for Class C is 2.02% and Class I is 1.02% as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
Class A shares incur a maximum initial sales charge of 5.00%. Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund
For the year ending December 31, 2022, the RMB International Fund (the “Fund”) Class I shares declined -16.94%, net of fees, underperforming the MSCI EAFE Index (the “Benchmark”), which declined -14.45%, as measured in U.S. dollars.
The Fund’s underperformance was driven primarily by stock selection, while sector allocation and country allocation were neutral. By sector, the Fund’s overweight in Information Technology detracted from performance as the sector was particularly affected by concerns around the growth prospects of the businesses in the sector. Stock selection was strongest in Financials and Consumer Discretionary, yet detracted in Health Care, Industrials and Materials. In Financials, stock selection was driven by strong banking franchises such as Bankinter and National Australia Bank and by the solid performance of insurance businesses such as Sampo Oyj. Consumer Discretionary was led by hospitality businesses such as Compass Group. Our ownership in life science tool companies such as Evotec, Lonza and Sartorius Stedim Biotech, all in the Healthcare sector, detracted from results. The Fund’s country exposure did not change materially this year as we remain overweight the UK and Japan while underweight Asia ex-Japan.
2022 was another challenging year across the world, starting with the war in Ukraine, surging inflation and rate hikes by central banks. A strong US dollar and weaker international currencies turned out to be a headwind for international equity investing. However, we observed several signs of macro trend shifts that would be positive for our investing in international equities toward the end of the year. Specifically, the US dollar seems to be peaking in its value; inflation, though it remains high, is slowing down; and Japan and China, key late re-opening economies, are finally resuming economic activities. We maintain our tight risk control measures while exploring idiosyncratic investment opportunities we find across the international equity space.

RMB INTERNATIONAL FUND

RMB International Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Financials	18.5%
Health Care	13.0%
Consumer Discretionary	12.8%
Industrials	12.2%
Consumer Staples	9.7%
Information Technology	7.1%
Materials	5.7%
Energy	5.4%
Communication Services	3.8%
Real Estate	3.1%
Utilities	2.1%
93.4%
Cash & Other Assets, Less Liabilities	6.6%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Shell PLC	5.4%
Sampo OYJ — Class A	5.2%
Novartis AG	5.0%
LVMH Moet Hennessy Louis Vuitton SE	4.4%
Anglo American PLC	4.3%
Nestle S.A.	3.9%
Compass Group PLC	3.6%
Schneider Electric SE	3.6%
Mitsui Fudosan Co. Ltd.	3.1%
Bankinter S.A.	3.1%
41.6%

TOTAL RETURN† (Through December 31, 2022)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI EAFE Index*
Class I
One year	-16.94%	-14.45%
Three years	-0.89%	0.87%
Five years	-1.91%	1.54%
Since inception (12/27/17)	-1.90%	1.64%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 0.91% as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund
For the year ending December 31, 2022, the RMB Japan Fund (the “Fund”) Class I shares declined -14.52% net of fees, outperforming the MSCI Japan Index (the “Benchmark”) return of  -16.65% as measured in U.S. dollars.
During the period, the Fund’s outperformance was attributable to both favorable sector allocation and stock selection. At the sector allocation level, being underweight in Information Technology and overweight in Communication Services meaningfully contributed to the Fund’s performance, while being underweight in Consumer Staples and Health Care negatively affected performance. Stock selection was particularly strong in Consumer Discretionary, Information Technology, Materials, and Real Estate, with contributions from automakers, fashion retailers, steel manufacturers, and real estate developers. On the other hand, the positive allocation effect from Communication Services was offset by our underweight in defensive sub-sectors such as mobile service providers. Stock selection was also weak in Health Care and Industrials, reflecting the underperformance of our remaining holdings in global top-tier companies typically trading at high multiples.
While the macroeconomic environment remains uncertain, we believe that Japan is an exciting place to invest as we believe the country is about to move out of the decades-long deflation and come back to a normal inflationary economy. Further, we believe the country’s equity market clearly remains undervalued relative to its developed market peers as well as its own history, despite the economic momentum that is building up in the country, providing attractive risk-reward asymmetry. We are committed to identifying and investing in attractively valued stocks that could outperform over a full market cycle.

RMB JAPAN FUND

RMB Japan Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Consumer Discretionary	20.7%
Industrials	16.9%
Communication Services	15.3%
Financials	12.4%
Information Technology	7.3%
Health Care	7.0%
Materials	5.0%
Consumer Staples	4.2%
Real Estate	3.7%
Utilities	1.9%
Energy	0.9%
95.3%
Cash & Other Assets, Less Liabilities	4.7%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Mitsubishi UFJ Financial Group, Inc.	7.6%
ITOCHU Corp.	5.0%
TV Asahi Holdings Corp.	4.9%
Ono Pharmaceutical Co. Ltd.	4.5%
Sanyo Shokai Ltd.	4.1%
Mitsui Fudosan Co. Ltd.	3.8%
Hitachi Ltd.	3.7%
Subaru Corp.	3.4%
Sony Group Corp.	3.4%
GungHo Online Entertainment, Inc.	3.3%
43.7%

TOTAL RETURN† (Through December 31, 2022)

Growth of  $10,000 Since Inception

Average Annual Total Returns	with no sales charges or CDSC	MSCI Japan Index*
Class I
One year	-14.52%	-16.65%
Three years	-1.98%	-0.99%
Five years	-0.94%	0.23%
Since inception (12/27/17)	-0.94%	0.20%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.38% (gross) and 1.30% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2023. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^
12/27/17 commencement of operations.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB JAPAN FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Small Cap Fund
For the year ended December 31, 2022, the RMB Small Cap Fund (the “Fund”) lagged the Russell 2000® Index (the “Benchmark”), with Class I shares returning -24.80% (net of fees), compared with the Benchmark return of  -20.44% for the same period.
Stock selection among our Healthcare holdings was the primary driver behind the Fund’s underperformance this year, detracting 650 basis points from the Fund’s return. All other sectors combined added 281 basis points of excess return over the Benchmark. More specifically, our life sciences Healthcare holdings concentrated among companies benefitting from the biotech revolution gave back some of the Fund’s excess return earned over the last few years. Our life sciences and biotech holdings underperformed this year as tailwinds from the COVID-19 pandemic were exacerbated on the downside from supply chain challenges, labor issues and tough comparables. We are playing the long game and still have high conviction in these names. We have no problem staying patient and are reminded of Warren Buffet’s words, “The stock market is a device for transferring money from the impatient to the patient.”
Volatility is likely to remain elevated as the market tries to price inflation, recession, and earnings risks. All three risks are elevated and highly uncertain with what we believe is an equally probable bullish or bearish outlook.
The bearish outlook is based on a belief that all three risks are currently mispriced — too optimistically. Bears are betting inflation will remain above the Fed’s 2% target. Getting below 4% will be difficult due to a tight labor market and trillions of dollars in new government spending creating excess demand while supply chains are still trying to adapt to a post COVID-19 world. Thus, the Federal Reserve would have to raise rates higher than the market is expecting, and for longer, to reduce demand. This leads to the second mispriced risk related to recession. While most investors, economists and a vast majority of CEOs concede a recession is likely in 2023, there is little consensus around how deep or long it might last. The bears argue the Fed cannot hit its 2% target without causing a deep recession, much deeper than currently implied by earnings estimates — the third mispriced risk. Earnings estimates are forecast to decline 9%, but a typical recession results in about a 20-30% earnings decline. A deep recession could result in earnings declines of greater than 30%, which is not priced in.
The bullish outlook is based on the belief that all three risks are mispriced — too pessimistically. The bulls argue inflation has peaked and is coming down rapidly. Several commodities have come down to pre-inflation levels, for example lumber, oil and natural gas. As it relates to recession risk, when a vast majority of the CEOs expect one, the only way to surprise anyone is if there isn’t one! Economic data continues to surprise on the upside. The Infrastructure Investment and Jobs Act and the Inflation Reduction Act, reshoring by corporate America, and a strong labor market all point to either no or a modest recession. The housing market is already in deep recession, yet housing stocks have stopped going down indicating a lot of bad news is priced in, including further negative earnings revisions. Bulls also believe that if they are wrong, meaning the economy rapidly transitions into a hard landing, the Fed will capitulate and lower interest rates, start buying debt and ignite another “risk on” bull market. Heads I win. Tails you lose.
Unfortunately, we don’t know which is more likely. We are playing the long game but suspect there will be a tug of war between the bulls and the bears leading to another volatile year as the market digests data on inflation, the economy, and earnings. Our dual diversification portfolio construction process, which diversifies the Fund’s portfolio by both sector and life cycle, recognizes the axiom that more things can happen than will happen. We seek to own great companies that can create value over the long term with a portfolio constructed in a way that can perform well even when factor volatility increases.
As always, we believe the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which we believe can create value for customers, employees, communities, and shareholders.
Thank you for your commitment to the Fund. Should you have any questions regarding your investment, please do not hesitate to reach out to us.

RMB SMALL CAP FUND

RMB Small Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Industrials	19.2%
Financials	16.7%
Information Technology	16.2%
Health Care	13.1%
Real Estate	9.3%
Consumer Discretionary	9.0%
Materials	6.4%
Energy	5.3%
Utilities	0.6%
95.8%
Cash & Other Assets, Less Liabilities	4.2%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
TriCo Bancshares	4.4%
Seacoast Banking Corp. of Florida	3.9%
Valmont Industries, Inc.	3.4%
Repligen Corp.	3.4%
PTC, Inc.	3.1%
Exponent, Inc.	3.0%
Devon Energy Corp.	3.0%
EastGroup Properties, Inc.	3.0%
Curtiss-Wright Corp.	2.8%
American Financial Group, Inc.	2.8%
32.8%

TOTAL RETURN† (Through December 31, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2000® Index*
Class I
One year	-24.80%	-20.44%
Three years	3.22%	3.10%
Five years	5.91%	4.13%
Ten years	8.78%	9.01%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Small Cap Fund Class I is 1.06% (gross) and 0.95% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2023. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB SMID Cap Fund
For the year ended December 31, 2022, the RMB SMID Cap Fund (the “Fund”) underperformed the Russell 2500TM Index (the “Benchmark”), with Class I shares returning -20.87% (net of fees), compared with the Benchmark return of  -18.37% for the same period.
Stock selection among our Healthcare holdings was the primary driver behind the Fund’s underperformance this year, detracting 315 basis points from the Fund’s return. All other sectors combined added approximately 75 basis points of excess return over the Benchmark. More specifically, our life sciences Healthcare holdings concentrated among companies benefitting from the biotech revolution gave back some of the Fund’s excess return earned over the last few years. Our life sciences and biotech holdings underperformed this year as tailwinds from the COVID-19 pandemic were exacerbated on the downside from supply chain challenges, labor issues and tough comparables. We are playing the long game and still have high conviction in these names. We have no problem staying patient and are reminded of Warren Buffett’s words, “The stock market is a device for transferring money from the impatient to the patient.”
Volatility is likely to remain elevated as the market tries to price inflation, recession, and earnings risks. All three risks are elevated and highly uncertain with what we believe is an equally probable bullish or bearish outlook.
The bearish outlook is based on a belief that all three risks are currently mispriced — too optimistically. Bears are betting inflation will remain above the Fed’s 2% target. Getting below 4% will be difficult due to a tight labor market and trillions of dollars in new government spending creating excess demand while supply chains are still trying to adapt to a post COVID-19 world. Thus, the Federal Reserve would have to raise rates higher than the market is expecting, and for longer, to reduce demand. This leads to the second mispriced risk related to recession. While most investors, economists and a vast majority of CEOs concede a recession is likely in 2023, there is little consensus around how deep or long it might last. The bears argue the Fed cannot hit its 2% target without causing a deep recession, much deeper than currently implied by earnings estimates — the third mispriced risk. Earnings estimates are forecast to decline 9%, but a typical recession results in about a 20-30% earnings decline. A deep recession could result in earnings declines of greater than 30%, which is not priced in.
The bullish outlook is based on the belief that all three risks are mispriced — too pessimistically. The bulls argue inflation has peaked and is coming down rapidly. Several commodities have come down to pre-inflation levels, for example lumber, oil and natural gas. As it relates to recession risk, when a vast majority of the CEOs expect one, the only way to surprise anyone is if there isn’t one! Economic data continues to surprise on the upside. The Infrastructure Investment and Jobs Act and the Inflation Reduction Act, reshoring by corporate America, and a strong labor market all point to either no or a modest recession. The housing market is already in deep recession, yet housing stocks have stopped going down indicating a lot of bad news is priced in, including further negative earnings revisions. Bulls also believe that if they are wrong, meaning the economy rapidly transitions into a hard landing, the Fed will capitulate and lower interest rates, start buying debt and ignite another “risk on” bull market. Heads I win. Tails you lose.
Unfortunately, we don’t know which is more likely. We are playing the long game but suspect there will be a tug of war between the bulls and the bears leading to another volatile year as the market digests data on inflation, the economy, and earnings. Our dual diversification portfolio construction process, which diversifies the Fund’s portfolio by both sector and life cycle, recognizes the axiom that more things can happen than will happen. We seek to own great companies that can create value over the long term with a portfolio constructed in a way that can perform well even when factor volatility increases.
As always, we believe the companies we invest in demonstrate high managerial skill in capital allocation and adaptability, which we believe can create value for customers, employees, communities, and shareholders.
Thank you for your commitment to the Fund. Should you have any questions regarding your investment, please do not hesitate to reach out to us.

RMB SMID CAP FUND

RMB SMID Cap Fund PORTFOLIO INVESTMENTS

Sectors	% of net assets
Information Technology	18.0%
Industrials	16.9%
Financials	15.1%
Health Care	11.8%
Materials	11.2%
Consumer Discretionary	10.0%
Real Estate	6.5%
Energy	4.7%
Utilities	0.5%
94.7%
Cash & Other Assets, Less Liabilities	5.3%
Total	100.0%
Top 10 Common Stock Holdings	% of net assets
Fair Isaac Corp.	4.1%
Teledyne Technologies, Inc.	3.3%
Copart, Inc.	3.0%
Avery Dennison Corp.	3.0%
Pinnacle Financial Partners, Inc.	2.9%
Devon Energy Corp.	2.9%
Markel Corp.	2.8%
American Financial Group, Inc.	2.8%
Repligen Corp.	2.7%
EastGroup Properties, Inc.	2.7%
30.2%

TOTAL RETURN† (Through December 31, 2022)

Growth of  $10,000 Over Ten Years

Average Annual Total Returns	with no sales charges or CDSC	Russell 2500TM Index*
Class I
One year	-20.87%	-18.37%
Three years	8.03%	5.00%
Five years	9.56%	5.89%
Ten years	10.53%	10.03%
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB SMID Cap Fund Class I is 0.84% (gross) and 0.80% (after fee waiver and expense reimbursement pursuant to an Expense Limitation Agreement effective through April 30, 2023. See Note 5) as set forth in the Fund’s prospectus dated May 1, 2022.
†
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. The Fund’s total return figures include the reinvestment of dividends. The Benchmark’s total return figures do not include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*
Keep in mind that indices have no management fees or brokerage costs.

            RMB SMID CAP FUND

Fund Information (Unaudited)

About Fund Performance
Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent quarter- and month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund performance figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Performance figures shown for the S&P 500® Index Total Return, the Russell 3000® Index Total Return (the RMB Fund’s Benchmarks), and the NASDAQ Bank Index Total Return (the RMB Mendon Financial Services Fund's Benchmark) each reflect reinvestment of dividends in the Benchmark. Performance figures shown for other Benchmarks do not reflect the reinvestment of dividends in the Benchmark. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Fund Risks
Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion.
The RMB Mendon Financial Services Fund is a sector fund. These types of funds may be susceptible to factors affecting the sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because the Fund concentrates its investments in one sector of the economy, investors should consider the risk that the Fund may experience greater volatility than funds that invest across several sectors. The Fund utilizes derivative instruments, including futures and options, which can have increased price volatility, liquidity risk, and risk of loss.
The RMB International Fund and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The RMB Small Cap Fund and the RMB SMID Cap Fund invest primarily in companies with small and small-to-medium market capitalizations, respectively. Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Each Fund’s prospectus contains more information about these and other risks.
Market Indexes
The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to evaluate performance of a specific Fund and other indexes may portray different comparative performance.
S&P 500® Index (Total Return), is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, and includes the reinvestment of dividends in the index.
NASDAQ Bank Index (Total Return), contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks, and includes the reinvestment of dividends in the index. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.
Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across 21 developed market countries around the world, excluding the US and Canada. With more than 750 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With more than 200 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.
Russell 2000® Index
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 2500TM Index
The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
The management’s discussion of fund performance reflects the opinions of Fund managers as of December 31, 2022. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Portfolio Holdings in this report for a complete list of Fund holdings as of December 31, 2022.
Basis Point (bps) is a unit that is equal to 1/100th of 1%.
The price-earnings ratio (P/E ratio) relates a company's share price to its earnings per share.

FUND INFORMATION

RMB Fund
 Portfolio Holdings   As of December 31, 2022
		Number of Shares	Value
	Common Stocks 99.8% (percentage of net assets)
	COMMUNICATION SERVICES 6.6%
*	Alphabet, Inc. — Class A	58,740	$5,182,630
*	Walt Disney Co. (The)	16,000	1,390,080
			6,572,710
	CONSUMER DISCRETIONARY 13.8%
*	Amazon.com, Inc.	33,000	2,772,000
*	Booking Holdings, Inc.	1,223	2,464,687
	Dollar General Corp.	12,270	3,021,488
	Home Depot, Inc. (The)	3,900	1,231,854
	TJX Cos., Inc. (The)	28,030	2,231,188
	Vail Resorts, Inc.	8,800	2,097,480
			13,818,697
	CONSUMER STAPLES 6.1%
	Diageo PLC — ADR	16,500	2,940,135
	Keurig Dr. Pepper, Inc.	89,109	3,177,627
			6,117,762
	FINANCIALS 17.1%
	Chubb Ltd.	11,700	2,581,020
	CME Group, Inc.	13,000	2,186,080
	First Republic Bank	14,700	1,791,783
	JPMorgan Chase & Co.	14,200	1,904,220
	MarketAxess Holdings, Inc.	9,500	2,649,455
	Morgan Stanley	27,706	2,355,564
	Progressive Corp. (The)	12,000	1,556,520
	S&P Global, Inc.	6,139	2,056,197
			17,080,839
	HEALTH CARE 16.4%
	Becton, Dickinson and Co.	11,100	2,822,730
*	Catalent, Inc.	20,000	900,200
	Cooper Cos., Inc. (The)	8,200	2,711,494
	Danaher Corp.	13,429	3,564,325
*	Edwards Lifesciences Corp.	23,800	1,775,718
	STERIS PLC	9,864	1,821,782
	UnitedHealth Group, Inc.	5,360	2,841,765
			16,438,014
	INDUSTRIALS 4.1%
	Nordson Corp.	8,700	2,068,164
	Union Pacific Corp.	9,700	2,008,579
			4,076,743
	INFORMATION TECHNOLOGY 29.4%
	Accenture PLC — Class A	6,700	1,787,828
	Analog Devices, Inc.	11,506	1,887,329
	Apple, Inc.	28,780	3,739,385
	CDW Corp.	17,100	3,053,718
	Entegris, Inc.	13,000	852,670
		Number of Shares	Value
	Intuit, Inc.	3,400	$1,323,348
	Microsoft Corp.	31,224	7,488,140
*	PTC, Inc.	12,900	1,548,516
*	Synopsys, Inc.	6,700	2,139,243
*	Tyler Technologies, Inc.	5,150	1,660,412
	Visa, Inc. — Class A	18,945	3,936,013
			29,416,602
	MATERIALS 2.8%
	Avery Dennison Corp.	15,400	2,787,400
	REAL ESTATE 3.5%
	American Tower Corp.	11,500	2,436,390
	Equinix, Inc.	1,600	1,048,048
			3,484,438
	Total Common Stocks (Cost: $61,562,272)		99,793,205
	Short-Term Investments 0.1% (percentage of net assets)
	MONEY MARKET FUNDS 0.1%
	First American Government Obligations Fund — Class X — 4.09% a	151,089	151,089
	Total Short-Term Investments (Cost: $151,089)		151,089
	Total Investments 99.9% (Cost: $61,713,361)		$99,944,294
	Cash and other assets, less liabilities 0.1%		96,779
	Net Assets 100.0%		$100,041,073

ADR
American Depositary Receipt

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB FUND
See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2022
		Number of Shares	Value
	Common Stocks 99.8% (percentage of net assets)
	BANKS 93.7%
	Amerant Bancorp, Inc.	175,000	$4,697,000
	Ameris Bancorp	100,000	4,714,000
	Atlantic Union Bankshares Corp.	200,000	7,028,000
	Banc of California, Inc.	298,600	4,756,698
	Bank of NT Butterfield & Son Ltd. (The)	200,000	5,962,000
	Business First Bancshares, Inc.	500,000	11,070,000
	Byline Bancorp, Inc.	450,000	10,336,500
	Cadence Bank	75,000	1,849,500
	Civista Bancshares, Inc.	200,000	4,402,000
	CNB Financial Corp.	57,000	1,356,030
*	Coastal Financial Corp.	150,000	7,128,000
	Colony Bankcorp, Inc.	300,000	3,807,000
	Equity Bancshares, Inc. — Class A	450,000	14,701,500
	FB Financial Corp.	200,000	7,228,000
	First Bancshares, Inc. (The)	390,000	12,483,900
	First Citizens BancShares, Inc. — Class A	4,000	3,033,440
	First Interstate BancSystem, Inc. — Class A	251,123	9,705,904
	Home BancShares, Inc.	125,000	2,848,750
	Lakeland Bancorp, Inc.	150,000	2,641,500
	Live Oak Bancshares, Inc. a,b	200,000	6,040,000
*	Metropolitan Bank Holding Corp.	50,000	2,933,500
	NBT Bancorp, Inc.	40,000	1,736,800
*	Nicolet Bankshares, Inc.	50,000	3,989,500
	OceanFirst Financial Corp.	200,000	4,250,000
	Old Second Bancorp, Inc.	350,000	5,614,000
	Origin Bancorp, Inc.	235,000	8,624,500
	Primis Financial Corp.	448,818	5,318,493
*	Silvergate Capital Corp. — Class A a,b	67,500	1,174,500
	SmartFinancial, Inc.	71,966	1,979,065
	Southern States Bancshares, Inc.	151,926	4,398,258
*	Third Coast Bancshares, Inc.	357,773	6,593,756
*	Triumph Financial, Inc. a,b	50,000	2,443,500
	United Community Banks, Inc.	40,000	1,352,000
	Unity Bancorp, Inc.	40,275	1,100,716
*	USCB Financial Holdings, Inc.	828,269	10,104,882
	Veritex Holdings, Inc.	350,000	9,828,000
	VersaBank	553,108	4,209,152
	Wells Fargo & Co.	50,000	2,064,500
			203,504,844
	DIVERSIFIED FINANCIALS 1.0%
	AGNC Investment Corp.	200,000	2,070,000
	INFORMATION TECHNOLOGY SERVICES 1.1%
	EVERTEC, Inc. a,b	75,000	2,428,500
		Number of Shares	Value
	THRIFTS & MORTGAGE FINANCE 4.0%
	New York Community Bancorp, Inc.	700,000	$6,020,000
	Provident Financial Services, Inc.	125,000	2,670,000
			8,690,000
	Total Common Stocks (Cost: $191,352,077)		216,693,344
	Warrants 0.0% (percentage of net assets)
	INFORMATION TECHNOLOGY SERVICES 0.0%
*	Global Blue Group Holding AG	131,385	40,874
	Total Warrants (Cost: $97,225)		40,874
	Short-Term Investments 0.0% (percentage of net assets)
	MONEY MARKET FUNDS 0.0%
	First American Government Obligations Fund — Class X — 4.09% c	56	56
	Total Short-Term Investments (Cost: $56)		56
	Total Investments 99.8% (Cost: $191,449,358)		$216,734,274
	Call option written (0.1)% (Premiums received: $1,015,190)		(101,750)
	Cash and other assets, less liabilities 0.3%		604,465
	Net Assets 100.0%		$217,236,989

RMB MENDON FINANCIAL SERVICES FUND

See Notes to Financial Statements

RMB Mendon Financial Services Fund
 Portfolio Holdings   As of December 31, 2022
	Number of Contracts	Value
Call Option Written (0.1)% (percentage of net assets)
BANKS (0.1)%
Live Oak Bancshares, Inc.
@ 40, Notional Amount: $(1,000,000), due Mar 23	(250)	$(31,875)
@ 45, Notional Amount: $(1,125,000), due Mar 23 d	(250)	—
Silvergate Capital Corp. — Class A
@ 35, Notional Amount: $(525,000), due May 23	(150)	(19,875)
@ 125, Notional Amount: $(1,875,000), due Jan 23 d	(150)	—
@ 125, Notional Amount: $(2,500,000), due May 23 d	(200)	—
@ 190, Notional Amount: $(2,375,000), due Jan 23 d	(125)	—
@ 210, Notional Amount: $(1,050,000), due Jan 23 d	(50)	—
Triumph Financial, Inc.
@ 85, Notional Amount: $(2,125,000), due Feb 23 d	(250)	—
		(51,750)
INFORMATION TECHNOLOGY SERVICES (0.0)%
EVERTEC, Inc.
@ 35, Notional Amount: $(875,000), due May 23	(250)	(50,000)
Total Call Option Written (Premiums received $1,015,190)		(101,750)
*
Indicates securities that do not produce income.

a
Securities or partial securities on which call options were written.

b
Security or partial security segregated as collateral for written options. The Fund is required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $6,225,750. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.

c
Rate quoted is seven-day yield at period end.

d
Fair-valued security. (Note 13)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB MENDON FINANCIAL SERVICES FUND
See Notes to Financial Statements

RMB International Fund
 Portfolio Holdings   As of December 31, 2022
	Number of Shares	Value
Common Stocks 93.4% (percentage of net assets)
AUSTRALIA 2.0%
National Australia Bank Ltd.	239,770	$4,868,203
DENMARK 1.5%
Novozymes A/S — Class B	69,853	3,543,902
FINLAND 5.2%
Sampo OYJ — Class A	240,919	12,583,034
FRANCE 10.4%
Dassault Systemes SE	159,425	5,732,849
LVMH Moet Hennessy Louis Vuitton SE	14,843	10,801,111
Schneider Electric SE	61,424	8,626,026
		25,159,986
IRELAND 2.8%
Kerry Group PLC — Class A	75,809	6,847,827
ITALY 1.3%
Stevanato Group SpA	176,454	3,170,878
JAPAN 21.9%
FANUC Corp.	22,100	3,307,189
ITOCHU Corp.	123,400	3,871,398
Kansai Electric Power Co., Inc. (The)	523,100	5,079,754
Mitsui Fudosan Co. Ltd.	416,100	7,605,049
Murata Manufacturing Co. Ltd.	62,523	3,083,334
Nintendo Co. Ltd.	119,000	5,003,543
Ono Pharmaceutical Co. Ltd.	185,700	4,340,475
ORIX Corp.	263,300	4,214,552
Recruit Holdings Co. Ltd.	36,400	1,139,392
Sony Group Corp.	45,600	3,475,706
Stanley Electric Co. Ltd.	153,100	2,895,695
Subaru Corp.	333,946	5,055,969
TV Asahi Holdings Corp.	418,527	4,241,756
		53,313,812
NETHERLANDS 2.3%
ASML Holding N.V.	10,257	5,592,630
SPAIN 3.0%
Bankinter S.A.	1,105,365	7,405,408
SWEDEN 2.9%
Svenska Handelsbanken AB — Class A	690,297	6,949,907
SWITZERLAND 12.8%
Lonza Group AG	13,562	6,657,253
Nestle S.A.	81,665	9,433,078
Novartis AG	135,339	12,247,835
STMicroelectronics N.V.	76,339	2,712,778
		31,050,944
	Number of Shares	Value
UNITED KINGDOM 27.3%
Anglo American PLC	265,428	$10,394,182
AstraZeneca PLC	38,615	5,225,384
Compass Group PLC	378,865	8,748,806
Diageo PLC	163,597	7,160,983
Intertek Group PLC	148,494	7,224,594
Lloyds Banking Group PLC	10,014,036	5,464,826
London Stock Exchange Group PLC	40,615	3,489,707
Rentokil Initial PLC	881,164	5,413,694
Shell PLC	463,912	13,078,123
		66,200,299
Total Common Stocks (Cost: $215,182,036)		226,686,830
Short-Term Investments 6.8% (percentage of net assets)
MONEY MARKET FUNDS 6.8%
First American Government Obligations Fund — Class X — 4.09% a	12,237,491	12,237,491
First American Treasury Obligations Fund — Class X — 4.19% a	4,235,772	4,235,772
		16,473,263
Total Short-Term Investments (Cost: $16,473,263)		16,473,263
Total Investments 100.2% (Cost: $231,655,299)		$243,160,093
Liabilities, less cash and other assets (0.2)%		(361,994)
Net Assets 100.0%		$242,798,099

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

RMB INTERNATIONAL FUND

See Notes to Financial Statements

RMB Japan Fund
 Portfolio Holdings   As of December 31, 2022
		Number of Shares	Value
	Common Stocks — Japan 95.3% (percentage of net assets)
	COMMUNICATION SERVICES 15.3%
	Amuse, Inc.	36,700	$487,361
	GungHo Online Entertainment, Inc.	52,100	841,521
	Nintendo Co. Ltd.	19,300	811,499
	SoftBank Group Corp.	12,302	520,288
	TV Asahi Holdings Corp.	122,851	1,245,090
			3,905,759
	CONSUMER DISCRETIONARY 20.7%
	Fast Retailing Co. Ltd.	300	182,560
	Isuzu Motors Ltd.	52,100	603,989
	Nikon Corp.	82,400	728,641
	Ohashi Technica, Inc.	19,300	205,711
*	Sanyo Shokai Ltd.	99,100	1,047,831
	Sony Group Corp.	11,528	878,683
	Stanley Electric Co. Ltd.	40,600	767,898
	Subaru Corp.	58,129	880,078
			5,295,391
	CONSUMER STAPLES 4.2%
	Kao Corp.	19,500	774,159
	Yakult Honsha Co. Ltd.	4,800	312,468
			1,086,627
	ENERGY 0.9%
	Inpex Corp.	20,700	222,430
	FINANCIALS 12.4%
	Mitsubishi UFJ Financial Group, Inc.	291,000	1,953,604
	ORIX Corp.	35,639	570,461
	Sompo Holdings, Inc.	15,000	663,647
			3,187,712
	HEALTH CARE 7.0%
	Ono Pharmaceutical Co. Ltd.	49,600	1,159,330
	Shionogi & Co. Ltd.	5,500	274,412
	Sysmex Corp.	5,800	350,150
			1,783,892
	INDUSTRIALS 16.9%
	FANUC Corp.	3,700	553,692
	Hitachi Ltd.	18,880	949,971
	ITOCHU Corp.	40,400	1,267,459
	Mitsui OSK Lines Ltd.	5,700	142,431
	Nidec Corp.	4,300	221,274
	Recruit Holdings Co. Ltd.	8,400	262,937
	SMC Corp.	700	292,288
	Takuma Co. Ltd.	67,128	625,623
			4,315,675
	Number of Shares	Value
INFORMATION TECHNOLOGY 7.3%
Keyence Corp.	1,200	$465,894
Murata Manufacturing Co. Ltd.	16,535	815,427
Ulvac, Inc.	13,900	579,280
		1,860,601
MATERIALS 5.0%
Nippon Steel Corp.	34,800	603,820
Shin-Etsu Chemical Co. Ltd.	5,459	666,611
		1,270,431
REAL ESTATE 3.7%
Mitsui Fudosan Co. Ltd.	52,400	957,714
UTILITIES 1.9%
Kansai Electric Power Co., Inc. (The)	51,100	496,225
Total Common Stocks (Cost: $23,553,582)		24,382,457
Short-Term Investments 3.8% (percentage of net assets)
MONEY MARKET FUNDS 3.8%
First American Government Obligations Fund — Class X — 4.09% a	976,948	976,948
Total Short-Term Investments (Cost: $976,948)		976,948
Total Investments 99.1% (Cost: $24,530,530)		$25,359,405
Cash and other assets, less liabilities 0.9%		237,223
Net Assets 100.0%		$25,596,628

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB JAPAN FUND
See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2022
		Number of Shares	Value
	Common Stocks 95.8% (percentage of net assets)
	AEROSPACE & DEFENSE 3.0%
	Curtiss-Wright Corp.	15,934	$2,660,819
	AUTO COMPONENTS 4.4%
*	Fox Factory Holding Corp.	23,267	2,122,648
*	Visteon Corp.	13,908	1,819,584
			3,942,232
	BANKS 11.9%
	Seacoast Banking Corp. of Florida	113,428	3,537,819
	ServisFirst Bancshares, Inc.	6,584	453,704
	Stock Yards Bancorp, Inc.	27,628	1,795,268
	TriCo Bancshares	76,983	3,925,363
*	Triumph Financial, Inc.	9,037	441,638
	Veritex Holdings, Inc.	18,453	518,160
			10,671,952
	BIOTECHNOLOGY 2.4%
*	Allogene Therapeutics, Inc.	28,979	182,278
*	CareDx, Inc.	21,402	244,197
*	Caribou Biosciences, Inc.	23,415	147,046
*	CRISPR Therapeutics AG	10,864	441,622
*	Editas Medicine, Inc.	24,536	217,634
*	Intellia Therapeutics, Inc.	7,344	256,232
*	Iovance Biotherapeutics, Inc.	34,791	222,315
*	Veracyte, Inc.	20,239	480,271
			2,191,595
	BUILDING PRODUCTS 1.1%
*	Trex Co., Inc.	23,609	999,369
	CAPITAL MARKETS 2.0%
	Stifel Financial Corp.	29,888	1,744,563
	CONSTRUCTION & ENGINEERING 3.4%
	Valmont Industries, Inc.	9,248	3,058,036
	CONSTRUCTION MATERIALS 2.5%
	Eagle Materials, Inc.	16,982	2,256,059
	CONTAINERS & PACKAGING 2.0%
	AptarGroup, Inc.	15,893	1,747,912
	DISTRIBUTORS 2.8%
	Pool Corp.	8,344	2,522,642
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.5%
	Badger Meter, Inc.	12,139	1,323,515
	EQUITY REAL ESTATE INVESTMENT 9.3%
	Community Healthcare Trust, Inc.	30,581	1,094,800
	EastGroup Properties, Inc.	18,196	2,694,100
		Number of Shares	Value
	Essential Properties Realty Trust, Inc.	77,291	$1,814,020
	PotlatchDeltic Corp.	47,272	2,079,495
	UMH Properties, Inc.	42,504	684,314
			8,366,729
	GAS UTILITIES 0.6%
	Chesapeake Utilities Corp.	4,226	499,429
	HEALTH CARE EQUIPMENT & SUPPLIES 2.2%
*	Neogen Corp.	51,640	786,477
*	Omnicell, Inc.	22,759	1,147,509
			1,933,986
	INSURANCE 2.8%
	American Financial Group, Inc.	18,465	2,534,875
	LIFE SCIENCES TOOLS & SERVICES 7.0%
*	BioLife Solutions, Inc.	55,043	1,001,783
*	Repligen Corp.	16,678	2,823,752
	West Pharmaceutical Services, Inc.	10,479	2,466,233
			6,291,768
	MACHINERY 8.7%
	ITT, Inc.	30,893	2,505,422
	Kadant, Inc.	12,741	2,263,184
	Lincoln Electric Holdings, Inc.	11,897	1,718,997
*	RBC Bearings, Inc.	6,411	1,342,143
			7,829,746
	METALS & MINING 1.9%
	Carpenter Technology Corp.	47,007	1,736,439
	OIL, GAS & CONSUMABLE FUELS 5.3%
	Devon Energy Corp.	44,013	2,707,239
	Matador Resources Co.	18,386	1,052,415
	Range Resources Corp.	39,112	978,582
			4,738,236
	PHARMACEUTICALS 1.5%
*	Catalent, Inc.	30,640	1,379,106
	PROFESSIONAL SERVICES 3.0%
	Exponent, Inc.	27,427	2,717,741
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.2%
	MKS Instruments, Inc.	22,568	1,912,187
	Monolithic Power Systems, Inc.	6,197	2,191,321
*	Synaptics, Inc.	6,017	572,578
			4,676,086
	SOFTWARE 9.5%
*	Digimarc Corp.	21,355	394,854
*	Fair Isaac Corp.	3,623	2,168,655
*	Five9, Inc.	12,413	842,346
*	PTC, Inc.	23,081	2,770,643

RMB SMALL CAP FUND

See Notes to Financial Statements

RMB Small Cap Fund
 Portfolio Holdings   As of December 31, 2022
		Number of Shares	Value
*	Q2 Holdings, Inc.	20,748	$557,499
*	Tyler Technologies, Inc.	5,480	1,766,807
			8,500,804
	TEXTILES, APPAREL & LUXURY GOODS 1.8%
	Columbia Sportswear Co.	18,010	1,577,316
	Total Common Stocks (Cost: $55,316,424)		85,900,955
	Short-Term Investments 4.2% (percentage of net assets)
	MONEY MARKET FUNDS 4.2%
	First American Government Obligations Fund — Class X — 4.09% a	3,814,807	3,814,807
	Total Short-Term Investments (Cost: $3,814,807)		3,814,807
	Total Investments 100.0% (Cost: $59,131,231)		$89,715,762
	Liabilities, less cash and other assets (0.0)%		(21,716)
	Net Assets 100.0%		$89,694,046

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMALL CAP FUND
See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2022
		Number of Shares	Value
	Common Stocks 94.7% (percentage of net assets)
	AEROSPACE & DEFENSE 2.8%
	Curtiss-Wright Corp.	7,989	$1,334,083
	HEICO Corp.	7,716	1,185,486
			2,519,569
	AUTO COMPONENTS 3.1%
*	Fox Factory Holding Corp.	9,592	875,078
*	Visteon Corp.	14,475	1,893,764
			2,768,842
	BANKS 8.4%
	First Republic Bank	12,539	1,528,379
	Pinnacle Financial Partners, Inc.	35,115	2,577,441
	ServisFirst Bancshares, Inc.	19,131	1,318,317
	Webster Financial Corp.	43,194	2,044,804
			7,468,941
	BIOTECHNOLOGY 1.1%
*	Caribou Biosciences, Inc.	20,874	131,089
*	CRISPR Therapeutics AG	9,153	372,069
*	Exact Sciences Corp.	4,958	245,471
*	Intellia Therapeutics, Inc.	7,500	261,675
			1,010,304
	BUILDING PRODUCTS 3.0%
	Carlisle Cos., Inc.	8,367	1,971,684
*	Trex Co., Inc.	15,846	670,761
			2,642,445
	CAPITAL MARKETS 1.1%
	Stifel Financial Corp.	16,276	950,030
	CHEMICALS 1.5%
	RPM International, Inc.	13,789	1,343,738
	COMMERCIAL SERVICES & SUPPLIES 3.1%
*	Copart, Inc.	44,542	2,712,162
	CONSTRUCTION MATERIALS 3.2%
	Eagle Materials, Inc.	17,447	2,317,834
	Martin Marietta Materials, Inc.	1,438	486,001
			2,803,835
	CONTAINERS & PACKAGING 3.0%
	Avery Dennison Corp.	14,853	2,688,393
	DISTRIBUTORS 1.2%
	Pool Corp.	3,636	1,099,272
		Number of Shares	Value
	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 4.4%
*	Teledyne Technologies, Inc.	7,438	$2,974,530
*	Trimble, Inc.	18,885	954,826
			3,929,356
	EQUITY REAL ESTATE INVESTMENT 6.5%
	Alexandria Real Estate Equities, Inc.	10,807	1,574,256
	EastGroup Properties, Inc.	15,959	2,362,889
	PotlatchDeltic Corp.	41,438	1,822,858
			5,760,003
	FOOD & STAPLES RETAILING 0.5%
*	BJ’s Wholesale Club Holdings, Inc.	6,632	438,773
	HEALTH CARE EQUIPMENT & SUPPLIES 1.3%
*	IDEXX Laboratories, Inc.	1,647	671,910
*	Insulet Corp.	1,748	514,594
			1,186,504
	HOTELS, RESTAURANTS & LEISURE 2.5%
	Vail Resorts, Inc.	9,210	2,195,204
	HOUSEHOLD DURABLES 1.2%
*	NVR, Inc.	235	1,083,956
	INFORMATION TECHNOLOGY SERVICES 1.6%
	Jack Henry & Associates, Inc.	8,122	1,425,898
	INSURANCE 5.6%
	American Financial Group, Inc.	17,946	2,463,627
*	Markel Corp.	1,890	2,490,056
			4,953,683
	LIFE SCIENCES TOOLS & SERVICES 8.1%
*	BioLife Solutions, Inc.	35,769	650,996
	Bio-Techne Corp.	26,976	2,235,771
*	Repligen Corp.	14,098	2,386,932
	West Pharmaceutical Services, Inc.	8,047	1,893,862
			7,167,561
	MACHINERY 3.9%
	Graco, Inc.	16,392	1,102,526
	IDEX Corp.	5,437	1,241,430
	ITT, Inc.	14,341	1,163,055
			3,507,011
	METALS & MINING 3.5%
	Royal Gold, Inc.	13,168	1,484,297
	Steel Dynamics, Inc.	16,414	1,603,648
			3,087,945

RMB SMID CAP FUND

See Notes to Financial Statements

RMB SMID Cap Fund
 Portfolio Holdings   As of December 31, 2022
		Number of Shares	Value
	OIL, GAS & CONSUMABLE FUELS 4.7%
	Devon Energy Corp.	41,224	$2,535,688
	Diamondback Energy, Inc.	11,978	1,638,351
			4,174,039
	PHARMACEUTICALS 1.3%
*	Catalent, Inc.	25,037	1,126,915
	ROAD & RAIL 1.9%
	Old Dominion Freight Line, Inc.	5,900	1,674,302
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.7%
	MKS Instruments, Inc.	12,793	1,083,951
	Monolithic Power Systems, Inc.	6,252	2,210,770
			3,294,721
	SOFTWARE 8.3%
*	Fair Isaac Corp.	6,024	3,605,846
*	PTC, Inc.	19,651	2,358,906
*	Tyler Technologies, Inc.	4,305	1,387,975
			7,352,727
	TEXTILES, APPAREL & LUXURY GOODS 2.0%
	Columbia Sportswear Co.	20,346	1,781,903
	TRADING COMPANIES & DISTRIBUTORS 2.2%
	Watsco, Inc.	7,916	1,974,250
	Total Common Stocks (Cost: $48,648,556)		84,122,282

	Number of Shares	Value
Short-Term Investments 2.9% (percentage of net assets)
MONEY MARKET FUNDS 2.9%
First American Government Obligations Fund — Class X — 4.09% a	2,554,824	$2,554,824
Total Short-Term Investments (Cost: $2,554,824)		2,554,824
Total Investments 97.6% (Cost: $51,203,380)		$86,677,106
Cash and other assets, less liabilities 2.4%		2,146,485
Net Assets 100.0%		$88,823,591

*
Indicates securities that do not produce income.

a
Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

            RMB SMID CAP FUND
See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2022
	RMB Fund	RMB Mendon Financial Services Fund
Assets:
Investments at cost	$61,713,361	$191,449,358
Investments at value	$99,944,294	$216,734,274
Cash on deposit for written options	—	23
Dividends and interest receivable	120,948	133,234
Receivable for capital stock sold	72,701	279,089
Receivable for investments sold	—	1,046,074
Prepaid expenses	28,832	33,802
Total assets	100,166,775	218,226,496
Liabilities:
Payable for fund shares redeemed	4,646	488,482
Payable to line of credit (Note 7)	—	140,000
Options written at value	—	101,7501
Payable for investment advisory fees (Note 2)	52,249	144,191
Payable for audit fees	19,176	19,176
Payable for distribution and shareholder service fees (Note 3)	17,524	33,770
Payable for administration fees	10,644	10,583
Payable for accounting fees	6,976	6,959
Payable for transfer agent fees	6,916	23,367
Payable for legal fees	1,865	4,526
Payable for custody fees	1,044	2,499
Accrued expenses and other payables	4,662	14,204
Total liabilities	125,702	989,507
Net assets	$100,041,073	$217,236,989
Net Assets Consists Of:
Capital paid-in	$60,368,514	$231,506,655
Total distributable earnings	39,672,559	(14,269,666)
Net assets	$100,041,073	$217,236,989
By share class:
Net assets:
Class A	$73,375,096	$67,571,394
Class C	$1,483,187	$22,193,210
Class I	$25,182,790	$127,472,385
NAV (par value $0.10 per share)
Class A	$27.51	$42.09
Class C	$20.68	$36.48
Class I	$27.76	$43.04
Capital shares outstanding: (unlimited number of shares has been authorized)
Class A	2,667,445	1,605,428
Class C	71,716	608,444
Class I	907,042	2,961,795

1
The payable for options written include premiums received of  $1,015,190.

ASSETS AND LIABILITIES

See Notes to Financial Statements

 Statements of Assets and Liabilities   As of December 31, 2022
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Assets:
Investments at cost	$231,655,299	$24,530,530	$59,131,231	$51,203,380
Foreign currency at cost	—	370,895	—	—
Investments at value	$243,160,093	$25,359,405	$89,715,762	$86,677,106
Foreign currency at value	—	390,530	—	—
Dividends and interest receivable	626,197	36,735	83,249	104,234
Receivable for investments sold	—	—	—	2,435,144
Receivable for capital stock sold	112,296	3,274	12,752	199,902
Prepaid expenses	31,880	16,734	14,221	19,670
Total assets	243,930,466	25,806,678	89,825,984	89,436,056
Liabilities:
Payable for investments purchased	—	—	—	440,381
Payable for fund shares redeemed	925,136	162,224	40,060	105,675
Payable for investment advisory fees (Note 2)	154,258	6,646	45,239	16,312
Payable for audit fees	15,562	15,562	18,452	19,185
Payable for administration fees	10,626	10,822	10,574	10,576
Payable for custody fees	9,022	3,652	1,020	1,811
Payable for transfer agent fees	6,260	5,463	5,630	4,357
Payable for legal fees	4,393	1,328	5,441	8,626
Accrued expenses and other payables	7,110	4,353	5,522	5,542
Total liabilities	1,132,367	210,050	131,938	612,465
Net assets	$242,798,099	$25,596,628	$89,694,046	$88,823,591
Net Assets Consists Of:
Capital paid-in	$265,750,856	$25,973,521	$55,781,290	$53,030,331
Total distributable earnings	(22,952,757)	(376,893)	33,912,756	35,793,260
Net assets	$242,798,099	$25,596,628	$89,694,046	$88,823,591
By share class:
Net assets:
Class I	$242,798,099	$25,596,628	$89,694,046	$88,823,591
NAV (par value $0.10 per share)
Class I	$8.63	$8.58	$13.30	$11.26
Capital shares outstanding: (unlimited number of shares has been authorized)
Class I	28,142,940	2,981,995	6,745,761	7,891,147

            ASSETS AND LIABILITIES
See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2022
	RMB Fund	RMB Mendon Financial Services Fund
Investment Income:
Dividends	$1,328,0141	$4,565,2012
Interest	3,065	50,282
Total income	1,331,079	4,615,483
Expenses:
Investment advisory fees (Note 2)	701,484	1,909,270
Distribution fees (Class A) (Note 3)	205,317	195,976
Distribution fees (Class C) (Note 3)	14,408	191,392
Shareholder service fees (Class C) (Note 3)	4,803	63,797
Administration fees	65,757	68,980
Legal fees	60,244	135,967
Transfer agent fees	59,130	201,007
Registration fees and expenses	53,707	61,475
Accounting fees	41,560	42,298
Trustee fees	38,166	81,910
Audit fees	19,250	19,250
Reports to shareholders	10,690	29,596
Custody fees	6,902	16,246
Interest expense (Note 7)	3,682	672
Other expenses	42,412	82,904
Total expenses	1,327,512	3,100,740
Net investment income	$3,567	$1,514,743
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency
Realized gain/(loss) on:
Investments	7,305,499	25,049,283
Written options	—	3,935,098
Foreign currency transactions	—	(114)
Net realized gain on investments, written options, and foreign currency	7,305,499	28,984,267
Change in unrealized appreciation/depreciation on:
Investments	(37,525,217)	(89,720,769)
Written options	—	2,345,735
Foreign currency translations	—	(93)
Net unrealized depreciation on investments, written options, and foreign currency	(37,525,217)	(87,375,127)
Net realized and unrealized loss on investments, written options, and foreign currency	(30,219,718)	(58,390,860)
Net decrease in net assets resulting from operations	$(30,216,151)	$(56,876,117)

1
Net of foreign taxes withheld of  $1,800.

2
Net of foreign taxes withheld of  $6,561.

OPERATIONS

See Notes to Financial Statements

 Statements of Operations   For the year ended December 31, 2022
	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Investment Income:
Dividends	$6,853,4451	$740,2832	$1,735,211	$2,919,1173
Interest	124,915	22,907	67,323	111,971
Total income	6,978,360	763,190	1,802,534	3,031,088
Expenses:
Investment advisory fees (Note 2)	2,028,981	291,476	982,834	1,402,004
Legal fees	141,409	17,170	64,014	110,164
Trustee fees	86,838	10,904	37,396	69,178
Administration fees	69,482	64,329	65,718	68,026
Custody fees	59,872	21,086	6,727	11,650
Transfer agent fees	52,889	48,174	48,403	40,186
Registration fees and expenses	28,125	23,441	25,045	26,514
Audit fees	15,607	15,607	18,505	19,250
Accounting fees	12,117	11,535	11,652	12,085
Reports to shareholders	9,287	6,373	8,885	7,912
Interest expense (Note 7)	18	246	422	3,449
Other expenses	78,321	19,228	39,038	64,775
Total expenses before advisory fee waiver	2,582,946	529,569	1,308,639	1,835,193
Less: waiver of advisory fees by adviser	—	(108,303)	(209,754)	(229,454)
Total expenses	2,582,946	421,266	1,098,885	1,605,739
Net investment income	$4,395,414	$341,924	$703,649	$1,425,349
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Realized gain/(loss) on:
Investments	(12,168,999)	(186,767)	8,520,577	15,419,035
In-kind redemptions	—	—	—	45,703,110
Foreign currency transactions	(229,523)	(110,278)	—	—
Net realized gain/(loss) on investments and foreign currency	(12,398,522)	(297,045)	8,520,577	61,122,145
Change in unrealized appreciation/depreciation on:
Investments	(47,994,297)	(6,233,636)	(44,565,938)	(114,117,603)
Foreign currency translations	(13,424)	19,064	—	—
Net unrealized depreciation on investments and foreign currency	(48,007,721)	(6,214,572)	(44,565,938)	(114,117,603)
Net realized and unrealized loss on investments and foreign currency	(60,406,243)	(6,511,617)	(36,045,361)	(52,995,458)
Net decrease in net assets resulting from operations	$(56,010,829)	$(6,169,693)	$(35,341,712)	$(51,570,109)

1
Net of foreign taxes withheld of  $750,660.

2
Net of foreign taxes withheld of  $82,927.

3
Net of foreign taxes withheld of  $23,066.

            OPERATIONS
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$3,567	$46,174	$1,514,743	$1,504,002
Net realized gain on transactions	7,305,499	11,293,104	28,984,267	37,090,108
Change in unrealized appreciation/depreciation	(37,525,217)	23,202,048	(87,375,127)	73,178,512
Net increase/(decrease) in net assets resulting from operations	(30,216,151)	34,541,326	(56,876,117)	111,772,622
Distributions to shareholders:
Net distributions to shareholders – Class A Shares	(6,602,685)	(5,670,422)	(10,279,885)	(1,275,278)
Net distributions to shareholders – Class C Shares	(179,274)	(189,605)	(3,661,180)	(341,053)
Net distributions to shareholders – Class I Shares	(2,244,780)	(2,398,434)	(19,185,920)	(2,801,974)
Total distributions to shareholders	(9,026,739)	(8,258,461)	(33,126,985)	(4,418,305)
Increase/(decrease) in net assets derived from capital share transactions	(5,567,943)	(484,145)	(3,024,804)	3,698,632
Total increase/(decrease) in net assets	(44,810,833)	25,798,720	(93,027,906)	111,052,949
Net assets:
Beginning of year	144,851,906	119,053,186	310,264,895	199,211,946
End of year	$100,041,073	$144,851,906	$217,236,989	$310,264,895

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets — Capital Stock Activity
	RMB Fund		RMB Mendon Financial Services Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$151,843	$197,791	$3,721,314	$7,193,851
Net proceeds from reinvestment of dividends	6,064,324	5,214,927	9,702,186	1,189,406
Cost of shares redeemed	(4,712,557)	(6,378,628)	(13,198,160)	(16,435,246)
Net increase/(decrease)	$1,503,610	$(965,910)	$225,340	$(8,051,989)
Class C shares
Net proceeds from sales of shares	$505	$481	$861,518	$573,198
Net proceeds from reinvestment of dividends	131,268	153,939	3,229,764	308,052
Cost of shares redeemed	(545,144)	(606,909)	(3,096,229)	(6,301,260)
Net increase/(decrease)	$(413,371)	$(452,489)	$995,053	$(5,420,010)
Class I shares
Net proceeds from sales of shares	$5,866,034	$13,550,638	$43,167,192	$55,876,422
Net proceeds from reinvestment of dividends	2,179,170	2,350,669	17,481,188	2,546,427
Cost of shares redeemed	(14,703,386)	(14,967,053)	(64,893,577)	(41,252,218)
Net increase/(decrease)	$(6,658,182)	$934,254	$(4,245,197)	$17,170,631
Net increase/(decrease) in net assets derived from capital share transactions	$(5,567,943)	$(484,145)	$(3,024,804)	$3,698,632
Share Transactions
Class A
Shares sold	4,802	5,307	67,528	134,947
Shares issued on reinvestment of distributions	210,129	139,810	222,885	20,363
Shares redeemed	(149,120)	(180,561)	(253,284)	(318,716)
Net increase/(decrease) in shares outstanding	65,811	(35,444)	37,129	(163,406)
Class C
Shares sold	20	17	18,280	12,145
Shares issued on reinvestment of distributions	6,047	5,299	85,579	5,953
Shares redeemed	(22,238)	(21,389)	(66,716)	(136,882)
Net increase/(decrease) in shares outstanding	(16,171)	(16,073)	37,143	(118,784)
Class I
Shares sold	180,596	370,035	806,797	1,051,371
Shares issued on reinvestment of distributions	74,809	62,651	392,747	42,761
Shares redeemed	(469,344)	(412,600)	(1,220,606)	(781,611)
Net increase/(decrease) in shares outstanding	(213,939)	20,086	(21,062)	312,521

            CAPITAL STOCK ACTIVITY
See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB International Fund		RMB Japan Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$4,395,414	$2,892,375	$341,924	$235,393
Net realized gain/(loss) on transactions	(12,398,522)	5,592,973	(297,045)	5,706,331
Change in unrealized appreciation/depreciation	(48,007,721)	16,907,195	(6,214,572)	(7,012,319)
Net increase/(decrease) in net assets resulting from operations	(56,010,829)	25,392,543	(6,169,693)	(1,070,595)
Distributions to shareholders:
Net distributions to shareholders – Class I Shares	(4,823,617)	(3,226,519)	(271,407)	(3,239,540)
Total distributions to shareholders	(4,823,617)	(3,226,519)	(271,407)	(3,239,540)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	66,243,872	67,804,572	4,758,492	4,139,029
Net proceeds from reinvestment of dividends	4,525,666	3,028,491	259,456	3,139,730
Cost of shares redeemed	(84,208,462)	(33,634,093)	(15,685,079)	(23,032,460)
Increase/(decrease) in net assets derived from capital share transactions	(13,438,924)	37,198,970	(10,667,131)	(15,753,701)
Total increase/(decrease) in net assets	$(74,273,370)	$59,364,994	$(17,108,231)	$(20,063,836)
Net assets:
Beginning of year	317,071,469	257,706,475	42,704,859	62,768,695
End of year	$242,798,099	$317,071,469	$25,596,628	$42,704,859
Share Transactions
Class I
Shares sold	7,380,130	6,536,843	546,283	368,699
Shares issued on reinvestment of distributions	508,502	293,743	29,891	309,638
Shares redeemed	(9,658,491)	(3,259,943)	(1,804,400)	(2,045,526)
Net increase/(decrease) in shares outstanding	(1,769,859)	3,570,643	(1,228,226)	(1,367,189)

CHANGES IN NET ASSETS

See Notes to Financial Statements

 Statements of Changes in Net Assets
	RMB Small Cap Fund		RMB SMID Cap Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase/(Decrease) in Net Assets
From operations:
Net investment income	$703,649	$595,730	$1,425,349	$1,442,586
Net realized gain on transactions	8,520,577	5,545,187	15,419,035	11,630,022
In-kind redemptions	—	—	45,703,110	—
Change in unrealized appreciation/depreciation	(44,565,938)	22,242,423	(114,117,603)	51,649,898
Net increase/(decrease) in net assets resulting from operations	(35,341,712)	28,383,340	(51,570,109)	64,722,506
Distributions to shareholders:
Distributions from distributable earnings – Class I Shares	(2,686,332)	(8,650,961)	(13,825,951)	(14,823,254)
Distributions from return of capital – Class I Shares	—	—	—	(158,733)
Total distributions to shareholders	(2,686,332)	(8,650,961)	(13,825,951)	(14,981,987)
Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	19,478,623	15,549,922	11,621,975	11,621,451
Net proceeds from reinvestment of dividends	2,447,425	7,940,860	12,761,469	14,151,789
Cost of shares redeemed	(35,721,372)	(18,356,564)	(157,752,333)	(19,582,586)
Increase/(decrease) in net assets derived from capital share transactions	(13,795,324)	5,134,218	(133,368,889)	6,190,654
Total increase/(decrease) in net assets	$(51,823,368)	$24,866,597	$(198,764,949)	$55,931,173
Net assets:
Beginning of year	141,517,414	116,650,817	287,588,540	231,657,367
End of year	$89,694,046	$141,517,414	$88,823,591	$287,588,540
Share Transactions
Class I
Shares sold	1,268,906	883,715	919,584	778,161
Shares issued on reinvestment of distributions	175,695	—	1,136,271	942,824
Shares redeemed	(2,497,222)	(1,035,205)	(12,797,729)	(1,292,057)
Net increase/(decrease) in shares outstanding	(1,052,621)	(151,490)	(10,741,874)	428,928

            CHANGES IN NET ASSETS
See Notes to Financial Statements

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See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)a	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
12/31/2022	$38.14	$(0.02)	$(7.94)	$(7.96)	$(0.01)	$(2.66)	$(2.67)
12/31/2021	31.13	(0.01)	9.30	9.29	(0.02)	(2.26)	(2.28)
12/31/2020	28.19	0.00d	4.45	4.45	(0.01)	(1.50)	(1.51)
12/31/2019	20.90	0.01	7.75	7.76	(0.01)	(0.46)	(0.47)
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
CLASS C SHARES
12/31/2022	$29.70	$(0.20)	$(6.15)	$(6.35)	$(0.01)	$(2.66)	$(2.67)
12/31/2021	24.82	(0.21)	7.37	7.16	(0.02)	(2.26)	(2.28)
12/31/2020	22.91	(0.16)	3.57	3.41	—	(1.50)	(1.50)
12/31/2019	17.18	(0.14)	6.33	6.19	—	(0.46)	(0.46)
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
CLASS I SHARES
12/31/2022	$38.37	$0.06	$(8.00)	$(7.94)	$(0.01)	$(2.66)	$(2.67)
12/31/2021	31.23	0.08	9.34	9.42	(0.02)	(2.26)	(2.28)
12/31/2020	28.27	0.07	4.47	4.54	(0.08)	(1.50)	(1.58)
12/31/2019	20.96	0.08	7.76	7.84	(0.07)	(0.46)	(0.53)
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2022	$60.65	$0.27	$(11.55)	$(11.28)	$(0.34)	$(6.94)	$(7.28)
12/31/2021	39.31	0.26	21.90	22.16	(0.42)	(0.40)	(0.82)
12/31/2020	41.70	0.13	(2.52)	(2.39)	—	—	—
12/31/2019	34.25	(0.04)	7.85	7.81	—	(0.36)	(0.36)
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
CLASS C SHARES
12/31/2022	$53.71	$(0.10)	$(10.19)	$(10.29)	$—	$(6.94)	$(6.94)
12/31/2021	34.99	(0.12)	19.44	19.32	(0.20)	(0.40)	(0.60)
12/31/2020	37.40	(0.09)	(2.32)	(2.41)	—	—	—
12/31/2019	30.98	(0.29)	7.07	6.78	—	(0.36)	(0.36)
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
CLASS I SHARES
12/31/2022	$61.84	$0.42	$(11.80)	$(11.38)	$(0.48)	$(6.94)	$(7.42)
12/31/2021	40.06	0.41	22.32	22.73	(0.55)	(0.40)	(0.95)
12/31/2020	42.39	0.20	(2.53)	(2.33)	—	—	—
12/31/2019	34.72	0.05	7.98	8.03	—	(0.36)	(0.36)
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)

a
Per share values have been calculated using the average shares method.

b
Includes interest expense of  $2,702 or 0.00% for Class A, $55 or 0.00% for Class C and $925 or 0.00% for Class I of average net assets for the year ended December 31, 2022.

c
Includes interest expense of  $459 or 0.00% for Class A, $13 or 0.00% for Class C and $191 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

d
Less than $0.01 per share.

e
Includes interest expense of  $409 or 0.00% for Class A, $15 or 0.00% for Class C and $143 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

f
Less than 0.01%.

g
Includes interest expense of  $211 or 0.00% for Class A, $69 or 0.00% for Class C and $392 or 0.00% for Class I of average net assets for the year ended December 31, 2022.

h
Includes interest expense of  $203 or 0.00% for Class A, $68 or 0.00% for Class C and $361 or 0.00% for Class I of average net assets for the year ended December 31, 2021.

i
Includes interest expense of  $303 or 0.00% for Class A, $101 or 0.00% for Class C and $582 or 0.00% for Class I of average net assets for the year ended December 31, 2020.

j
Includes interest expense of  $39 or 0.00% for Class A, $11 or 0.00% for Class C and $78 or 0.00% for Class I of average net assets for the year ended December 31, 2019.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
				Ratio to average net assets %
Redemption fees	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement / recovery (Note 5)	Ratio of total expenses before extraordinary expense and reimbursement / recovery (Note 5)	Ratio of net investment income (loss)	Portfolio turnover rate %

$—	$27.51	(21.20)	$73,375	1.20b	1.20 b	(0.05)	18
—	38.14	29.99	99,229	1.12c	1.12c	(0.02)	12
—	31.13	15.93	82,093	1.23e	1.23e	0.00f	29
—	28.19	37.16	77,152	1.16	1.16	0.06	22
—	20.90	(2.84)	62,225	1.25	1.25	0.14	23

$—	$20.68	(21.81)	$1,483	1.94b	1.94b	(0.81)	18
—	29.70	29.03	2,610	1.87c	1.87c	(0.77)	12
—	24.82	15.07	2,580	1.98e	1.98e	(0.75)	29
—	22.91	36.07	2,944	1.91	1.91	(0.69)	22
—	17.18	(3.51)	2,584	2.00	2.00	(0.60)	23

$—	$27.76	(21.02)	$25,183	0.94b	0.94b	0.19	18
—	38.37	30.31	43,013	0.87c	0.87c	0.22	12
—	31.23	16.22	34,380	0.97e	0.97e	0.26	29
—	28.27	37.53	31,197	0.91	0.91	0.32	22
—	20.96	(2.62)	8,905	1.02	1.02	0.43	23

$—	$42.09	(19.00)	$67,571	1.29g	1.29g	0.52	42
—	60.65	56.44	95,124	1.24h	1.24h	0.49	70
—	39.31	(5.73)	68,082	1.43i	1.41i	0.41	82
—	41.70	22.80	117,615	1.28j	1.28j	(0.12)	27
0.00d	34.25	(17.02)	177,624	1.27	1.27	(0.15)	58

$—	$36.48	(19.59)	$22,193	2.04g	2.04g	(0.23)	42
—	53.71	55.28	30,687	1.99h	1.99 h	(0.27)	70
—	34.99	(6.44)	24,150	2.19i	2.17i	(0.32)	82
—	37.40	21.88	34,797	2.03j	2.03j	(0.87)	27
0.00d	30.98	(17.65)	40,385	2.02	2.02	(0.89)	58

$—	$43.04	(18.80)	$127,472	1.04g	1.04g	0.77	42
—	61.84	56.84	184,454	0.99h	0.99h	0.75	70
—	40.06	(5.50)	106,981	1.18i	1.16i	0.63	82
—	42.39	23.13	234,303	1.03j	1.03j	0.14	27
0.00d	34.72	(16.84)	313,808	1.02	1.02	0.13	58

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities transactions)	Total distributions
RMB International Fund
CLASS I SHARES
12/31/2022	$10.60	$0.15a	$(1.94)	$(1.79)	$(0.18)	$—	$—	$(0.18)
12/31/2021	9.78	0.10a	0.83	0.93	(0.11)	—	—	(0.11)
12/31/2020	9.20	0.07a	0.57	0.64	(0.06)	—	—	(0.06)
12/31/2019	7.81	0.11a	1.39	1.50	(0.11)	—	—	(0.11)
12/31/2018	10.01	0.04a	(2.22)	(2.18)	(0.02)	—	—	(0.02)
RMB Japan Fund
CLASS I SHARES
12/31/2022	$10.14	$0.09a	$(1.56)	$(1.47)	$—	$—	$(0.09)	$(0.09)
12/31/2021	11.25	0.05a	(0.34)	(0.29)	(0.30)	—	(0.52)	(0.82)
12/31/2020	9.98	0.05a	1.25	1.30	(0.03)	—	—	(0.03)
12/31/2019	8.58	0.07a	1.44	1.51	(0.11)	—	—	(0.11)
12/31/2018	9.96	0.06a	(1.41)	(1.35)	(0.03)	—	—	(0.03)
RMB Small Cap Fund
CLASS I SHARES
12/31/2022	$18.15	$0.09a	$(4.58)	$(4.49)	$(0.09)	$—	$(0.27)	$(0.36)
12/31/2021	15.56	0.08a	3.68	3.76	(0.09)	—	(1.08)	(1.17)
12/31/2020	13.83	(0.00)a,f	2.41	2.41	—	—	(0.68)	(0.68)
For the period from 7/1/2019 through 12/31/2019g	13.63	0.03	0.82	0.85	(0.06)	—	(0.59)	(0.65)
6/30/2019	18.76	0.04	(0.00)f	0.04	—	—	(5.17)	(5.17)
6/30/2018	19.33	0.08	3.00	3.08	(0.09)	—	(3.56)	(3.65)
RMB SMID Cap Fund
CLASS I SHARES
12/31/2022	$15.43	$0.09a	$(3.31)	$(3.22)	$(0.15)	$—	$(0.80)	$(0.95)
12/31/2021	12.73	0.08a	3.47	3.55	(0.08)	(0.01)	(0.76)	(0.85)
12/31/2020	10.80	0.00a,f	2.61	2.61	(0.03)	—	(0.65)	(0.68)
For the period from 7/1/2019 through 12/31/2019g	11.45	0.03	0.86	0.89	(0.06)	—	(1.48)	(1.54)
6/30/2019	12.45	0.03	0.44	0.47	—	—	(1.47)	(1.47)
6/30/2018	12.12	0.07	1.94	2.01	(0.07)	—	(1.61)	(1.68)

a
Per share values have been calculated using the average shares method.

b
Includes interest expense of  $18 or 0.00% of average net assets for RMB International Fund, $246 or 0.00% for RMB Japan Fund, $422 or 0.00% for RMB Small Cap Fund, and $3,449 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2022.

c
Includes interest expense of  $28 or 0.00% of average net assets for RMB International Fund, $2,436 or 0.00% for RMB Japan Fund, $2,336 or 0.00% for RMB Small Cap Fund, and $61 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2020.

d
Includes interest expense of  $1,563 or 0.00% of average net assets for RMB Japan Fund and $586 or 0.00% for RMB SMID Cap Fund for the year ended December 31, 2021.

e
Includes interest expense of  $83 or 0.00% of average net assets for RMB Japan Fund, $4,073 or 0.00% for RMB Small Cap Fund, and $7,786 or 0.00% for RMB SMID Cap Fund for the year/period ended December 31, 2019.

f
Less than $0.01 per share.

g
RMB Small Cap Fund and RMB SMID Cap Fund changed fiscal year end from June 30 to December 31 effective close of business September 5, 2019.

h
Not Annualized.

i
Annualized.

            FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

 Financial Highlights    For a share outstanding throughout each period.
			Ratio to average net assets %
Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement / recovery (Note 5)	Ratio of total expenses before reimbursement / recovery (Note 5)	Ratio of net investment income (loss) after reimbursement / recovery	Ratio of net investment income (loss) before reimbursement / recovery	Portfolio turnover rate %

$8.63	(16.94)	$242,798	0.95b	0.95 b	1.62	1.62	30
10.60	9.53	317,071	0.91	0.91	0.99	0.99	21
9.78	7.01	257,706	0.98c	0.98c	0.83	0.83	51
9.20	19.20	216,030	0.95	0.94	1.27	1.28	112
7.81	(21.81)	112,799	1.15	1.16	0.38	0.37	28

$8.58	(14.52)	$25,597	1.30b	1.63b	1.05	0.72	32
10.14	(2.56)	42,705	1.30d	1.38d	0.45	0.37	18
11.25	13.06	62,769	1.30c	1.32c	0.51	0.49	75
9.98	17.63	70,245	1.30e	1.28e	0.77	0.79	76
8.58	(13.57)	44,314	1.30	1.84	0.61	0.07	135

$13.30	(24.80)	$89,694	0.95b	1.13b	0.61	0.43	15
18.15	24.38	141,517	0.95	1.06	0.44	0.33	7
15.56	17.59	116,651	1.00c	1.18c	(0.02)	(0.02)	35
13.83	6.33h	101,201	1.10e,i	1.24e,i	0.35i	0.21i	6h
13.63	3.96	118,421	1.10	1.23	0.32	0.19	19
18.76	17.88	147,844	1.10	1.16	0.53	0.47	20

$11.26	(20.87)	$88,824	0.80b	0.91b	0.71	0.60	4
15.43	28.10	287,589	0.80d	0.84d	0.54	0.50	9
12.73	24.39	231,657	0.84c	0.94 c	0.02	(0.08)	21
10.80	8.06h	158,743	0.96e,i	1.04e,i	0.35i	0.27i	4h
11.45	5.71	181,588	0.95	1.05	0.22	0.12	16
12.45	18.20	193,538	0.95	1.00	0.58	0.53	14

FINANCIAL HIGHLIGHTS

See Notes to Financial Statements

Notes to Financial Statements

Organization
RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently consists of six series: RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund, RMB Small Cap Fund, and RMB SMID Cap Fund (each, a “Fund” and collectively, the “Funds”). RMB Capital Management, LLC (“RMB” or the “Adviser”) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the “Sub-Adviser”) serves as sub-adviser to the RMB Mendon Financial Services Fund.
Each Fund’s investment objective primarily or solely consists of seeking capital appreciation or long-term capital appreciation.
RMB Fund and RMB Mendon Financial Services Fund offer Class A, Class C, and Class I shares. RMB International Fund, RMB Japan Fund, RMB Small Cap Fund and RMB SMID Cap Fund offer Class I shares.
Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.
Class C shares are subject to an annual distribution and shareholder service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.
Class I shares have no initial sales charge and bear no annual distribution and service fee.
Prior to May 1, 2018, RMB Fund and RMB Mendon Financial Services Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.
1. Significant Accounting Policies
Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (“U.S. GAAP”) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.
Investment Valuation
Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.
Exchange-Listed Equities and Funds and Depositary Receipts
The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date. If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.
The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date. The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP. If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.
Over-the-Counter Securities
Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date. If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.
Foreign Securities
Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates. For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.
Options
Options traded on an exchange are valued at the last reported sale price. If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.
Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)
Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs. If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Fixed-Income Securities
Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.
Shares Valuation
The NAV per share of each share class of each Fund is calculated by dividing the net assets (total assets, minus all liabilities including accrued expenses) of the share class by the total number of shares outstanding of the share class, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.
Foreign Currency Translation
Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.
Multiple Class Allocations
Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Accounting for Portfolio Transactions
The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.
Use of Management Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.
2. Adviser Fees
RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly management fee at an annual rate equal to the following percentages of the average daily net assets of each Fund:
RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB International Fund	0.75%
RMB Japan Fund	0.90%
RMB Small Cap Fund	0.85%
RMB SMID Cap Fund	0.70%
The Adviser pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund. Effective May 1, 2020, the annual advisory fees for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
3. Distribution Fees and Commissions
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter to the Funds pursuant to a distribution agreement dated September 30, 2021. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund and RMB Mendon Financial Services Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing Class A and Class C shares of the Funds. The following Funds pay the Distributor distribution and shareholder service fees from the assets of the share classes, and in the amounts, listed below:
Distribution Fees:
	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
Shareholder Service Fees:
Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

4. Offering Price
For Class A shares, the offering price includes a maximum 5% sales charge. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.
5. Expenses
Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to each Fund on a basis deemed fair and equitable, generally pro-rata based on the relative assets of each Fund. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.
The Adviser and the Trust entered into an Expense Limitation Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.
	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Fund			1.15%
RMB Japan Fund			1.30%
RMB Small Cap Fund			0.95%
RMB SMID Cap Fund			0.80%
Effective May 1, 2020, the annual expense limitations for RMB Small Cap Fund and RMB SMID Cap Fund were reduced by 0.15% to the amounts shown above.
In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the year ended December 31, 2020, there were extraordinary expenses of $46,906 allocated to the RMB Mendon Financial Services Fund related to the reorganization (See Note 15).
The Agreement will remain in effect through April 30, 2023 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of the
Adviser and the Board and shall terminate automatically upon the termination of the Fund’s Advisory Agreement.
Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period, including recoupments paid to the Adviser, are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:
Year Incurred	Expiration Year	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
2020	2023	$20,598	$182,479	$159,722
2021	2024	$41,579	$152,690	$107,893
2022	2025	$108,303	$209,754	$229,454
The RMB Fund, RMB Mendon Financial Services Fund, and RMB International Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser.
6. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the year ended December 31, 2022, were as follows:
	Purchases	Sales
RMB Fund	$20,841,996	$35,405,657
RMB Mendon Financial Services Fund	$106,641,311	$138,436,158
RMB International Fund	$77,318,023	$93,086,512
RMB Japan Fund	$9,691,140	$20,055,169
RMB Small Cap Fund	$16,218,316	$31,004,920
RMB SMID Cap Fund	$7,836,069	$65,604,630
The RMB SMID Cap Fund had sales in the amount of $86,318,022 representing the value of securities transferred in payment of redemptions in kind, resulting in realized gains of $45,703,110.
7. Line of Credit
The Trust has a Loan Agreement with U.S. Bank, N.A. to provide the Funds with a temporary liquidity source, as needed, to fulfill shareholder redemptions. Under the terms of the Loan Agreement, the aggregate borrowing for all Funds cannot exceed $75 million. Each Fund’s borrowing under the Loan Agreement is further limited to 33 1∕3% of the net asset market value of the unencumbered assets of the Fund. Borrowing by the Japan Fund under the Loan Agreement is further limited to 15% of the Japan Fund’s gross market value. The interest rate on loans under the Loan Agreement equals the prime rate minus one percent per annum, payable monthly. For the year ended December 31, 2022, borrowing activity under the Loan Agreement was as follows:

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

	Outstanding Daily Average Balance for the Period1	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at 12/31/2022
RMB Fund	$857,650	$5,256,000	$3,682	4.93%	$0
RMB Mendon Financial Services Fund	846,500	3,852,000	672	4.81%	140,000
RMB International Fund	27,000	27,000	18	6.00%	0
RMB Japan Fund	187,111	362,000	246	5.25%	0
RMB Small Cap Fund	1,170,000	1,615,000	422	6.50%	0
RMB SMID Cap Fund	15,854,667	18,543,000	3,449	2.67%	0

1
Excludes days where there was no activity on the line of credit.

8. Distributions and Taxes
Each Fund’s dividends from net investment income, if any exist, are generally declared and paid at least annually. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.
The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.
It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.
Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 − 2021), or expected to be taken in the Funds’ 2022 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2022 and 2021 are as follows:
Fiscal year ended 12/31/2022	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$489,866	$6,603,273	$4,823,617	$—	$780,310	$1,425,349
Long-Term Capital Gain	8,536,873	26,523,712	—	271,407	1,906,022	12,400,602
Total Distributions Paid	$9,026,739	$33,126,985	$4,823,617	$271,407	$2,686,332	$13,825,951
Fiscal year ended 12/31/2021	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributions paid from:
Ordinary Income	$262,951	$4,418,305	$3,226,519	$1,200,779	$843,366	$3,571,949
Long-Term Capital Gain	7,995,510	—	—	2,038,761	7,807,595	11,251,305
Return of Capital	—	—	—	—	—	158,733
Total Distributions Paid	$8,258,461	$4,418,305	$3,226,519	$3,239,540	$8,650,961	$14,981,987
The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2022.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
2022	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Tax cost of Investments	$61,774,101	$191,279,396	$232,399,624	$25,653,363	$60,898,368	$51,401,333
Unrealized appreciation	41,204,562	40,619,781	31,110,482	3,817,090	38,790,036	38,932,933
Unrealized depreciation	(3,034,369)	(15,266,653)	(20,350,013)	(4,111,048)	(9,972,642)	(3,657,160)
Net unrealized appreciation/(depreciation)	38,170,193	25,353,128	10,760,469	(293,958)	28,817,394	35,275,773
Undistributed ordinary income	3,546	—	468,596	292,523	27,086	—
Undistributed long-term capital gains	1,498,820	—	—	—	5,068,276	517,487
Total distributable earnings	1,502,366	—	468,596	292,523	5,095,362	517,487
Other accumulated losses	—	(39,622,794)1	(34,181,822)	(375,458)	—	—
Total accumulated gain/(loss)	$39,672,559	$(14,269,666)	$(22,952,757)	$(376,893)	$33,912,756	$35,793,260

1
Includes $31,914,057 of short-term and $7,254,794 of long-term capital losses acquired from the Target Fund in the Reorganization (Note 15). Per the IRS, use of these losses is limited to $204,497 per year.

Under current law, the Funds may carry forward net capital losses (which may be short-term and/or long-term) indefinitely to use to offset capital gains realized in future years. The following tables set forth each Fund’s available capital loss carryforwards as of December 31, 2022 and the capital loss carryforwards utilized by the Funds in 2022:
Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Short-Term	$—	$—	$(30,136,795)	$—	$—	$—
Long-Term	$—	$—	$(4,026,746)	$—	$—	$—
2022	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Capital Loss Carryforward Utilized	$—	$204,497	$—	$—	$—	$—
At December 31, 2022, RMB Mendon Financial Services Fund and RMB Japan Fund had Deferred Post-October losses of  $453,867 and $394,499, respectively.
Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITs, PFIC partnerships and the tax practice known as equalization. As of December 31, 2022, the permanent book and tax basis differences were as follows:
Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund	RMB Small Cap Fund	RMB SMID Cap Fund
Distributable Earnings	$(1,276,497)	$(4,890,486)	$—	$(117,221)	$(661,889)	$(47,965,645)
Paid-In Capital	$1,276,497	$4,890,486	$—	$117,221	$661,889	$47,965,645
9. Disclosure of Certain Commitments and Contingencies
Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the
Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.
10. Transactions with Affiliated Securities
During the year ended December 31, 2022, the Funds held no affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the outstanding voting securities.

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

11. Restricted Securities
Except the Japan Fund, the Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale, including Rule 144A securities (“restricted securities”), that are deemed illiquid. The Japan Fund may not invest more than 15% of its net assets in restricted securities (both liquid and illiquid). At December 31, 2022, the Funds held no restricted securities.
12. Fund Risks
Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.
RMB Mendon Financial Services Fund may be disproportionately affected by events affecting the Financial Services sector, which may include changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, and general economic and market conditions. Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.
In addition, the coronavirus disease 2019 (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, decreased demand, and supply chain disruption, among others. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, as well as actions that have been or could be taken by governmental authorities or other third parties, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. The disruptions caused by COVID-19 or other infectious illness outbreaks, epidemics or pandemics could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
These risks, and other risks applicable to the Funds, are further described in the Funds’ Prospectus and Statement of Additional Information.
13. Fair Value Measurements
U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:
Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.
Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.
The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of December 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

At December 31, 2022	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stocks1	$99,793,205	$—	$—	$99,793,205
Short-Term Investments	151,089	—	—	151,089
Total Investments in Securities	$99,944,294	$—	$—	$99,944,294
RMB Mendon Financial Services Fund
Assets
Common Stocks1	$216,693,344	$—	$—	$216,693,344
Warrants1	40,874	—	—	40,874
Short-Term Investments	56	—	—	56
Total	$216,734,274	$—	$—	$216,734,274
Liabilities
Written Options1	—	(101,750)	02	(101,750)
Total Investments in Securities	$216,734,274	$(101,750)	$0	$216,632,524
RMB International Fund
Assets
Common Stocks1,3	$3,170,878	$223,515,952	$—	$226,686,830
Short-Term Investments	16,473,263	—	—	16,473,263
Total Investments in Securities	$19,644,141	$223,515,952	$—	$243,160,093
RMB Japan Fund
Assets
Common Stocks1,3	$—	$24,382,457	$—	$24,382,457
Short-Term Investments	976,948	—	—	976,948
Total Investments in Securities	$976,948	$24,382,457	$—	$25,359,405
RMB Small Cap Fund
Assets
Common Stocks1	$85,900,955	$—	$—	$85,900,955
Short-Term Investments	3,814,807	—	—	3,814,807
Total Investments in Securities	$89,715,762	$—	$—	$89,715,762
RMB SMID Cap Fund
Assets
Common Stocks1	$84,122,282	$—	$—	$84,122,282
Short-Term Investments	2,554,824	—	—	2,554,824
Total Investments in Securities	$86,677,106	$—	$—	$86,677,106

1
Refer to Management’s Discussion of Fund Performance or the Portfolio Holdings section of the applicable Fund in this Annual Report for a breakdown of holdings by sector or industry.

2
The option is categorized as Level 3 and has a value of  $0. Due to immateriality, no Level 3 rollforward has been presented.

3
Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2. The table below provides a breakdown, by country, of the RMB International Fund’s and the RMB Japan Fund’s Level 2 securities at December 31, 2022.

	RMB International Fund	RMB Japan Fund
Australia	$4,868,203	$—
Denmark	3,543,902	—
Finland	12,583,034	—
France	25,159,986	—
Ireland	6,847,827	—
Japan	53,313,812	24,382,457
Netherlands	5,592,630	—
Spain	7,405,408	—
Sweden	6,949,907	—
Switzerland	31,050,944	—
United Kingdom	66,200,299	—
Total	$223,515,952	$24,382,457
14. Disclosures about Derivative Instruments and Hedging Activities
Accounting Standards Codification Topic 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2022:
Fair Value of Deriviative Instruments
As of December 31, 2022
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$101,750
The Effect of Derivative Instruments on the
Statements of Operations
For the year ended December 31, 2022
Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$3,935,098
		Net unrealized appreciation/ depreciation on written options		$2,345,735

            NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The derivative instruments outstanding as of the year ended December 31, 2022 as disclosed in the Funds’ portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2022 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.
The quarterly average volumes of derivative instruments as of December 31, 2022 are as follows:
Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(4,536)	$(1,323,130)
The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2022 to December 31, 2022.
15.   Fund Reorganizations
As of close of business on June 19, 2020, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees, all of the assets and liabilities of the RMB Mendon Financial Long/Short Fund (the “Target Fund”) were transferred to the RMB Mendon Financial Services Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund (the “Reorganization”). The Reorganization was a tax-free Reorganization for federal income tax purposes. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Target Fund. Information with respect to the net assets and other relevant operating data for the Target Fund on the Reorganization date is included below:
Target Fund	RMB Mendon Financial Long/Short Fund – Class A	RMB Mendon Financial Long/Short Fund – Class C	RMB Mendon Financial Long/Short Fund – Class I
Net Assets	$7,055,269	$2,813,344	$8,887,299
Shares Outstanding	1,091,425	477,605	1,352,940
Net Asset Value	6.46	5.89	6.57
Unrealized appreciation/depreciation	10,737,461	637,179	(12,744,223)
Acquiring Fund	RMB Mendon Financial Services Fund – Class A	RMB Mendon Financial Services Fund – Class C	RMB Mendon Financial Services Fund – Class I
Net Assets immediately prior to Reorganization	$55,428,864	$18,752,274	$103,747,910
Net Assets immediately after Reorganization	$62,484,133	$21,565,618	$112,635,209
Fund Shares Issued in exchange for acquired fund	260,632	116,297	322,605
Exchange rate for shares issued	0.24	0.24	0.24
Assuming the Reorganization had been completed on January 1, 2020, the beginning of the annual reporting period of the Funds, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2020, are as follows:
RMB Mendon Financial Services Fund
Net investment income	$830,750
Net realized loss on investments	(56,319,647)
Change in net unrealized appreciation/depreciation on investments	(59,031,070)
Total decrease in net assets resulting from operations	$(114,519,967)
Since the combined investment portfolios have been managed as a single integrated portfolio from the time the Reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statements of operations since June 19, 2020.
16. Subsequent Events
The Adviser has evaluated the impact of all subsequent events occurring after the date of this report and has determined that there were no events that require recognition or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses
As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” that corresponds to your Fund and share class in order to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare the amount under the heading entitled “Hypothetical Expenses Paid During Period” that corresponds to your Fund and share class with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RMB Funds	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Actual Expenses Paid During Period1 7/1/2022 – 12/31/2022	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Hypothetical Expenses Paid During Period1 7/1/2022 – 12/31/2022	Expense Ratio1
RMB Fund
Class A	$1,000.00	$987.70	$6.21	$1,000.00	$1,018.95	$6.31	1.24%
Class C	$1,000.00	$984.00	$9.95	$1,000.00	$1,015.17	$10.11	1.99%
Class I	$1,000.00	$988.70	$4.96	$1,000.00	$1,020.21	$5.04	0.99%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$1,033.20	$6.82	$1,000.00	$1,018.50	$6.77	1.33%
Class C	$1,000.00	$1,029.50	$10.64	$1,000.00	$1,014.72	$10.56	2.08%
Class I	$1,000.00	$1,034.50	$5.54	$1,000.00	$1,019.76	$5.50	1.08%
RMB International Fund
Class I	$1,000.00	$1,032.10	$5.07	$1,000.00	$1,020.21	$5.04	0.99%
RMB Japan Fund
Class I	$1,000.00	$1,031.90	$6.66	$1,000.00	$1,018.65	$6.61	1.30%
RMB Small Cap Fund
Class I	$1,000.00	$998.40	$4.79	$1,000.00	$1,020.42	$4.84	0.95%
RMB SMID Cap Fund
Class I	$1,000.00	$1,032.10	$4.10	$1,000.00	$1,021.17	$4.08	0.80%

1
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

            OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies is available in the most recent Statement of Additional Information, which can be obtained without charge by (1) calling (800) 462-2392; (2) visiting the Funds’ website located at http://www.rmbfunds.com; and (3) visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is also available without charge by calling (800) 462-2392 or on the SEC’s website at www.sec.gov.
Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter on the SEC’s website at www.sec.gov. A complete listing of each Fund’s portfolio holdings is also available monthly, with approximately a 30-day lag, by visiting the Funds’ website located at www.rmbfunds.com or by calling (800) 462-2392.
Tax Information
For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
RMB Fund	100.00%
RMB Mendon Financial Services Fund	71.02%
RMB International Fund	100.00%
RMB Japan Fund	100.00%
RMB Small Cap Fund	100.00%
RMB SMID Cap Fund	100.00%
For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was as follows:
RMB Fund	100.00%
RMB Mendon Financial Services Fund	71.16%
RMB International Fund	0.00%
RMB Japan Fund	0.00%
RMB Small Cap Fund	100.00%
RMB SMID Cap Fund	100.00%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund during the fiscal year ended December 31, 2022 were as follows:
RMB Fund	90.57%
RMB Mendon Financial Services Fund	75.21%
RMB International Fund	0.00%
RMB Japan Fund	0.00%
RMB Small Cap Fund	13.30%
RMB SMID Cap Fund	0.00%

OTHER INFORMATION

Auditor Opinion

taitweller.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the RMB Fund, the RMB Mendon Financial Services Fund, the RMB International Fund, the RMB Japan Fund, the RMB Small Cap Fund, and RMB SMID Cap Fund, (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the portfolio holdings, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Funds constituting RMB Investors Trust	Statement of operations	Statements of changes in net assets	Financial highlights
RMB Fund, RMB Mendon Financial Services Fund, RMB International Fund, RMB Japan Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
RMB Small Cap Fund, RMB SMID Cap Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the three years in the period ended December 31, 2022, for the six month period ended December 31, 2019 and for the year ended June 30, 2019
With respect to RMB Small Cap Fund and RMB SMID Cap Fund, the financial highlights for each of the two years in the period ended June 30, 2018 were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

            OTHER INFORMATION

Auditor Opinion (Continued)

To the Shareholders and
Board of Trustees of the
RMB Investors Trust
Pag Two
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 28, 2023

OTHER INFORMATION

INDEPENDENT TRUSTEES (Unaudited)

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Funds Overseen within Trust	Other Directorships held by Trustee During the Past 5 Years
Margaret M. Eisen RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1953)	Trustee and Chair	Since 2013	Trustee, Smith College (2012–2016); Chief Investment Officer, EAM International LLC (finance and asset management) (2003–2013); and Managing Director, CFA Institute (2005–2008).	6	Board of Trustees, Columbia Acorn Trust (6 series) and Wanger Advisors Trust (3 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2017–2019).
Peter Borish RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1959)	Trustee	Since 2015	President, Computer Trading Corporation (financial consulting firm) (since 1995).	6	None.
James M. Snyder RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1947)	Trustee	Since 2019	Mr. Snyder is a private investor, manages a family foundation and serves on corporate and not for profit boards. He spent his entire professional career at The Northern Trust Company, retiring as Executive Vice President, Chief Investment Officer. Mr. Snyder is a Chartered Financial Analyst (CFA).	6	Board of Directors, Frontier Funds, Inc. (6 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2010–2019).
PRINCIPAL OFFICERS
Christopher M. Graff RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1973)	President	Since 2019	Co-Chief Investment Officer of the Adviser (since 2018); Managing Director of Asset Management of the Adviser (since 2011).	N/A	N/A
Maher A. Harb RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	Chief Financial Officer and Treasurer	Since 2016	Chief Financial Officer of the Adviser (since 2008).	N/A	N/A
Joseph McDermott RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1969)	Chief Compliance Officer	Since Janaury 1, 2023	Managing Director, Alaric Compliance Services, LLC (2019–2022); Chief Compliance Officer, THL Credit Senior Loan Fund (2018–2019); Compliance Manager, THL Credit Senior Loan Strategies, LLC (2018–2019); Chief Compliance Officer, Aviva Investors Americas LLC (2015–2018); Chief Compliance Officer, Aviva Investors Canada Inc. (2016–2018).	N/A	N/A
Frank A. Passantino RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1990	Manager of Mutual Fund Operations of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (Funds’ former investment adviser) (1990–2016); and First Vice President, Burnham Securities, Inc. (1990–2016).	N/A	N/A
Laura A. Flentye RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1969)	Senior Vice President and Secretary	Since 2017	Vice President, Chief Administration Officer, of the Adviser (since 2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management (2000–2016).	N/A	N/A

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.
What Information We Collect
In the course of providing services to you, we may collect the following types of  “non-public personal information” about you:
•
Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•
Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.
“Affiliates” include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an affiliate of the Funds.
What Information We Disclose
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.
Confidentiality and Security Procedures
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.
We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

PRIVACY NOTICE

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101
internet: www.foreside.com
Shareholder Returns
Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at
http://www.rmbfunds.com.
Adviser RMB Capital Management, LLC 115 South LaSalle Street, 34th Floor Chicago, IL 60603	Independent Trustee Counsel Perkins Coie LLP 700 13th Street NW, Suite 600 Washington, DC 20005
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 500 Ross Street, 154-0520 Pittsburgh, PA 15262	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102
Custodian U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212	Administrator U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, CA 91741
Legal Counsel Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
OFFICERS OF THE TRUST

Christopher M. Graff
President
Maher A. Harb
Chief Financial Officer and Treasurer
Joseph McDermott
Chief Compliance Officer
Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer
Laura A. Flentye
Senior Vice President and Secretary
BOARD OF TRUSTEES

Independent Chair
Margaret M. Eisen
Trustees
Peter Borish
James M. Snyder

Investment Company Act file number: 811-00994
This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.
Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Margaret M. Eisen is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Tait, Weller & Baker LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	$90,350	$89,250
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$17,500	$17,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher M. Graff
Christopher M. Graff, President

Date	March 6, 2023

By	/s/ Maher A. Harb
Maher A. Harb, Chief Financial Officer and Treasurer

Date	March 3, 2023